Exhibit 10.26

EXECUTION COPY
June 18, 2009

Peter J. Sonnabend, Executive Chairman
Sonesta International Hotels Corporation
116 Huntington Avenue
Boston, MA 02116

Dear Peter:

As you know, we have had many conversations over the past several months regarding SBR-Fortune Associates, LLLP, a Florida limited liability limited partnership (the "Partnership").  This letter agreement is intended to supersede all such discussions and conversations, none of which shall have any force or effect.  All terms appearing in initial capitalized letters below shall have the meanings ascribed thereto in the Agreement of Limited Liability Limited Partnership of the Partnership, dated as of January 17, 2005, as amended by that certain First Amendment to Agreement of Limited Liability Limited Partnership of SBR-Fortune Associates, LLLP dated as of February 25, 2005, by that certain Second Amendment to Agreement of Limited Liability Limited Partnership of SBR-Fortune Associates, LLLP dated as of March 2, 2005, and by that certain Third Amendment to Agreement of Limited Liability Limited Partnership of SBR-Fortune Associates, LLLP dated as of April 15, 2005, as so amended, the ("Partnership Agreement").

This letter will constitute the agreement of the Partners and is intended to modify and amend the Partnership Agreement as follows:

1. All funds advanced by or on behalf of any of the Partners or from third parties from and after January 20, 2009 shall be referred to below as "New Monies."  The repayment of all New Monies and the payment to HSBC Realty Credit Corporation (USA) ("HSBC") of all sums due to HSBC pursuant to that certain Loan Agreement, dated as of April 19, 2005, entered into by HSBC and the Partnership, as amended to the date hereof (the "HSBC Indebtedness") shall be governed by the provisions of Paragraph 5(a) below or as otherwise provided herein.  By their execution below, the parties have agreed that the sum of the principal amount of the New Monies and the principal amount of the HSBC Indebtedness shall not exceed Sixty-Eight Million Dollars ($68,000,000.00) (the "Debt Cap"), unless Sonesta, in its sole and absolute discretion, elects to permit the funding of indebtedness in excess of such amount by or on behalf of either the Fortune Partners or Sonesta. All New Monies funded which, when added to the principal amount of the HSBC Indebtedness, do not exceed the Debt Cap are referred to as the "First Tier New Monies." All New Monies funded which, when added to the principal amount of the HSBC Indebtedness, exceed the Debt Cap are referred to as the "Second Tier New Monies."

Peter J. Sonnabend, Executive Chairman
Sonesta International Hotels Corp.
June 18, 2009
Page - 2 -

2. All New Monies funded by Sonesta shall bear simple interest at the rate of fifteen percent (15%) per annum.  All New Monies caused to be funded by the Fortune Partners from any person or party not controlled by Edgardo Defortuna ("Defortuna") shall bear simple interest at the rate of thirteen and one-half percent (13.5%) per annum.  All New Monies caused to be funded by Defortuna or any person or party controlled by Defortuna (which shall include any funding as to which any of the Fortune Partners, Defortuna and/or any person or party controlled by Defortuna bear the ultimate financial risk) shall not bear interest.  All New Monies shall be funded in the form of a loan and, in the case of New Monies which are not funded by Sonesta or any of its affiliates, will be evidenced by a promissory note in the form attached hereto as Exhibit "A", or in the case of New Monies funded by Sonesta or any of its affiliates, in the form attached hereto as Exhibit "A-1" (each of the promissory notes evidencing New Monies are referred to as a "New Monies Promissory Note"), which in each case shall provide (i) a waiver by the applicable lender of any rights it may have at law or in equity to initiate insolvency or Bankruptcy proceedings against the Partnership in connection with the loans evidenced by each such New Monies Promissory Note, and (ii) for a "maturity date" as provided in said New Monies Promissory Note.

3. The first Six Million Dollars ($6,000,000.00) of New Monies to be funded from and after January 20, 2009, shall be funded (i) fifty percent (50%) by or through Sonesta and (ii) fifty percent (50%) by or through loans arranged by the Fortune Partners; it being agreed that New Monies funds shall be contributed from time to time in a manner that results in the New Monies contributions made on behalf of Sonesta and the Fortune Partners to remain approximately equal until each has reached the Three Million Dollar ($3,000,000.00) threshold.  Sonesta shall not be required to provide any New Monies funds pursuant to this Paragraph 3 until Sonesta has received confirmation that the Fortune Partners or third parties have satisfied their equivalent New Monies funding obligation.  From and after the date on which Sonesta and the Fortune Partners have funded or caused to be funded their respective Three Million Dollar ($3,000,000.00) New Monies obligations, and except as otherwise provided herein, such as, for example, upon the election by Sonesta of the Forced Sale Option, the Fortune Partners shall be solely responsible for causing all further New Monies to be funded through the borrowing of additional funds from third parties or Defortuna under additional New Monies Promissory Notes.  As of the date of execution of this letter agreement, each of Sonesta and the Fortune Partners have funded or caused to be funded Nine Hundred Thirty-Three Thousand Nine Hundred Forty Dollars and 04/100 ($933,940.04) of New Monies.  One hundred percent (100%) of the New Monies funded by the Fortune Partners to date has been funded by Defortuna.  Each such funding has been made in accordance with the terms of a New Monies Promissory Note, dated as of the date hereof (provided that interest shall be retroactive to the date of actual funding).

Peter J. Sonnabend, Executive Chairman
Sonesta International Hotels Corp.
June 18, 2009
Page - 3 -

4.

(a) The Partners have agreed to sell the Property (and/or all of the Partnership Interests). During the period commencing on the date hereof and ending on [**], the Partnership will accept any Bona Fide Offer (defined below) received by it for an all-cash purchase price of [**] or more. Any Bona Fide Offer that includes a proposal for purchase money financing shall be subject to the mutual agreement of the Partners acting reasonably.  As used herein, the term "Bona Fide Offer" means a binding written offer to purchase the Property (or all of the Partnership Interests) from a person or entity reasonably likely to have the financial resources and/or access to financing necessary to close the offered transaction, containing terms and conditions that are generally typical in the then current market for properties similar to the Property, provided that in all events such Bona Fide Offer must (a) provide for a cash security deposit in an amount not less than [**], (b) a due diligence period of no more than thirty (30) days, and (c) at the end of the due diligence period no less than [**] must be 'hard" (i.e., at risk).

(b) If the Partnership is not then party to a binding agreement to sell the Property (and the Partners are not then party to a binding agreement to sell all of the Partnership Interests), then during the period commencing on [**] and ending on [**], Sonesta shall have the sole right to cause the Partnership to enter into an agreement (a "Sonesta Approved Agreement") to sell the Property (or all of the Partnership Interests) pursuant to a Bona Fide Offer (provided that the purchase price thereunder may be less than [**], if such purchase price is acceptable to Sonesta; provided, however, that the consent of the Fortune Partners shall be required for any above described proposed transaction whereby Sonesta retains, directly or indirectly, any non de minimis interest in the Property (or Partnership Interests) unless (i) as a result of the transaction, including any funds advanced by Sonesta or third parties, the Fortune Partners, Defortuna and third parties funding New Monies on behalf of the Fortune Partners receive at the closing of said transaction the greater of (A) the amount said parties would have received pursuant to the provisions of Paragraph 5(a) below if the Property was sold for an all cash purchase price of [**] or (B) the amount said parties would receive pursuant to the provisions of Paragraph 5(a) below if the Property is sold for the consideration set forth in the Sonesta Approved Agreement, and (ii) the closing date of said transaction is no greater than ninety (90) days after the date of execution of the Sonesta Approved Agreement.

[**] THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Peter J. Sonnabend, Executive Chairman
Sonesta International Hotels Corp.
June 18, 2009
Page - 4 -

(c) If the Partnership is not then party to a binding agreement to sell the Property (and the Partners are not then party to a binding agreement to sell all of the Partnership Interests), then during the period commencing on [**] and continuing thereafter, if either the Fortune Partners or Sonesta notifies the other that it elects to accept the then current all-cash Bona Fide Offer having the highest proposed purchase price of all then current all-cash Bona Fide Offers, then the Partnership shall accept such highest all-cash Bona Fide Offer; provided, however, that if Sonesta notifies the Fortune Partners that Sonesta rejects such proposed sale (which it may do only if it is not a Fortune Approved Bona Fide Offer which Sonesta must accept pursuant to Paragraph 4(d)(ii) below), then (i) the provisions of Paragraph 4(d) below shall apply and from and after the date of a closing under the Buy Out Option described below, Sonesta shall have the sole right to cause the Partnership to sell the Property (or all of the Partnership Interests) on terms and conditions acceptable to Sonesta and (ii) from and after the date on which Sonesta rejects the proposed Bona Fide Offer, and notwithstanding anything to the contrary contained in Paragraph 3 above, the Fortune Partners shall have no obligation to provide any additional funding to the Partnership.

(d)

(i) In the event the Partnership receives a Bona Fide Offer on or after [**] to sell the Property or to have all of the Partners sell all of the Partnership Interests which the Fortune Partners desire to accept, the Fortune Partners shall notify Sonesta in writing of such Bona Fide Offer and their desire to accept such offer (such notice, an "Acceptable Sale Notice", which shall include a copy of the Bona Fide Offer in question [the "Fortune Approved Bona Fide Offer"]); provided, however, that in order for a Bona Fide Offer to be capable of constituting a Fortune Approved Bona Fide Offer under this Paragraph 4(d), in addition to qualifying as a Bona Fide Offer pursuant to Paragraph 4(a) above, such offer must also (A) provide no financing contingency and (B) provide a due diligence period of no greater than fifteen (15) days if no funds are at risk or a due diligence period of up to forty-five (45) days if an "at risk" deposit of no less than [**] is placed in escrow. In addition, the Partners have agreed that the first Five Hundred Thousand Dollars ($500,000.00) of any forfeited due diligence deposit contained in a Fortune Approved Bona Fide Offer shall be distributed to Sonesta and treated as a reduction in its Unreturned Capital (provided that any other forfeited deposit shall be distributed to the Partnership and not Sonesta exclusively).  Sonesta, within ten (10) Business Days of receipt of the Acceptable Sale Notice, must notify the Fortune Partners in writing whether Sonesta accepts or rejects the Fortune Approved Bona Fide Offer.  In the event Sonesta fails to notify the Fortune Partners in writing within the above described ten (10) Business Day period, then Sonesta shall be deemed to have accepted the Fortune Approved Bona Fide Offer and the Partners shall pursue a closing thereunder.  In the event Sonesta indicates in writing within the above described ten (10) Business Day period that it rejects the Fortune Approved Bona Fide Offer, then Sonesta shall be deemed to have elected to purchase the Partnership Interests of the Fortune Partners (the "Buy-Out Option").  In the event Sonesta elects the Buy-Out Option, (i) the Partnership shall not accept the Fortune Approved Bona Fide Offer, and (ii) the provisions of Paragraph 7.2 shall apply.

[**] THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Peter J. Sonnabend, Executive Chairman
Sonesta International Hotels Corp.
June 18, 2009
Page - 5 -

(ii) Notwithstanding anything to the contrary contained in Paragraph 4(c) or Paragraph 4(d)(i) above, Sonesta must accept (and shall be deemed to accept) any Fortune Approved Bona Fide Offer otherwise described in Paragraph 4(d)(i) which provides for either:  (A) a purchase price that after deducting for reasonably anticipated closing costs would result in sales proceeds [**], or (B) a purchase price that after deducting for reasonably anticipated closing costs would result in sales proceeds [**].  In the event Fortune proffers a Fortune Approved Bona Fide Offer which provides for a purchase price that after deducting for reasonably anticipated closing costs would result in sales proceeds [**], but less than [**], then, in such event, Sonesta may reject such Fortune Approved Bona Fide Offer, in which event, it shall be deemed to have elected the Buy-Out Option, provided that, as a condition to doing so, Sonesta must provide an indemnity to Defortuna from Sonesta International Hotels Corporation, a New York corporation, in an amount equal to the lesser of (i) [**], or (ii) [**].  Such indemnity shall be provided in a written agreement containing operative indemnity provisions identical to those contained in Section 5 of the Release and Indemnity Agreement referred to in Paragraph 7.1 below.

(iii) In the event of a sale under Paragraph 4(d)(ii)(A) above, Defortuna must either (x)  pay to Sonesta upon the closing of such sale an amount equal to [**], in which event the guaranty provided by Defortuna described in Paragraph 8 below shall be extinguished in its entirety upon such payment, or (y) not make any payment to Sonesta in which event  the guaranty provided by Defortuna described in Paragraph 8 below shall remain in full force and effect.

5.

(a) Assuming the Fortune Partners have not defaulted in funding New Monies (as described in and required by Paragraph 3 above) beyond the applicable Cure Period (as defined in Paragraph 6(a)) (or for such additional cure period of time provided in the Partnership Agreement in the event Sonesta elects the Partnership Agreement Default Option) or if the Fortune Partners default in their New Monies funding obligations and Sonesta elects the "Third Fork Option" described in Paragraph 7.3 below, the net proceeds derived from any sale of the Property or all of the Partnership Interests will be distributed as follows:

(i) first, to the payment of the HSBC Indebtedness;

(ii) next, to the payment of all Partnership liabilities, excluding (x) any amounts payable to any of the Partners (which exclusion includes amounts payable in respect of project administration fees or other fees or compensation payable to the Fortune Partners and Hotel Shutdown Payments payable to Sonesta (which Hotel Shutdown Payments shall be added to the Unreturned Capital of Sonesta)) and (y) all New Monies;

(iii) next, to the principal and interest on all New Monies Promissory Notes issued in respect of First Tier New Monies (with all accrued interest being payable to all First Tier New Monies lenders pari passu (in proportion to which the accrued interest payable to each such lender in respect of the First Tier New Monies bears to the total outstanding interest payable to all such lenders in respect of the First Tier New Monies)) prior to the pari passu repayment of outstanding principal in respect of the First Tier New Monies;

[**] THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Peter J. Sonnabend, Executive Chairman
Sonesta International Hotels Corp.
June 18, 2009
Page - 6 -

(iv) next, to the payment of the Sales Incentive Amount (as such term in defined in Paragraph 5(b) below) to Fortune International Management, Inc.;

(v) next, to the principal and interest on all New Monies Promissory Notes issued in respect of Second Tier New Monies (with all accrued interest being payable to all Second Tier New Monies lenders pari passu (in proportion to which the accrued interest payable to each such lender in respect of the Second Tier New Monies bears to the total outstanding interest payable to all such lenders in respect of the Second Tier New Monies)) prior to the pari passu repayment of outstanding principal in respect of the Second Tier New Monies; and

(vi) then, the remaining proceeds shall be distributed pari passu to the Fortune Partners in an amount equal to the Fortune Residual Distribution (as such term is defined in Paragraph 5(b) below) and to Sonesta in an amount equal to the Sonesta Residual Distribution (as such term is defined in Paragraph 5(b) below).

(b) For purposes of Paragraph 5(a) above, the following terms shall be defined as follows:

(i) The "Sales Incentive Amount" shall be $1.5 million plus the Additional Amount as determined by reference to the "gross sales price" of the Property or Partnership Interests, as the case may be, as follows:

Gross Sales Price	Additional Amount
less than [**]	$0
[**] up to but less than [**]	$250,000
[**]or more	$500,000

For purposes of this letter agreement, the "gross sales price" shall equal the cash and fair market value of any property received in the sale transaction, any portion of the purchase price to be paid subsequent to the closing of the sale transaction, including the face amount of any promissory notes received in the sale transaction and the face amount of any and all liabilities of the Partnership assumed by the purchaser upon the closing of the sale transaction.  In calculating the “gross sales price,” closing costs shall be allocated in conformity with the standard of practice for similar commercial transactions in Miami-Dade County, Florida.

(ii) The "Fortune Residual Distribution" shall mean that portion of the aggregate proceeds distributable to the Partners pursuant to Paragraph 5(a)(vi) above determined by the product of (A) fifty percent (50%), and (B) a fraction the numerator of which shall be the Capital Contributions of the Fortune Partners and the denominator of which is the Capital Contributions of all of the Partners.  For example, if, on or before October 31, 2009, the aggregate proceeds distributable to the Partners pursuant to Paragraph 5(a)(vi) above is Twenty Million Dollars ($20,000,000.00) and the Capital Contributions of the Fortune Partners is Thirty-Eight Million Dollars ($38,000,000.00) and the aggregate Capital Contributions of Sonesta is Fifty-Eight Million Dollars ($58,000,000.00), the Fortune Residual Distribution would be

[**] THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Peter J. Sonnabend, Executive Chairman
Sonesta International Hotels Corp.
June 18, 2009
Page - 7 -

 [$20,000.000 x 50% x (38 / 38+58) = $3,958,333]

(iii) The "Sonesta Residual Distributions" shall mean the excess of (A) the aggregate proceeds distributable to the Partners pursuant to Paragraph 5(a)(vi) above, over (B) the Fortune Residual Distributions.  Accordingly, under the example set forth in Paragraph 5(b)(ii) above, the Sonesta Residual Distributions shall be

[$20,000,000 - $3,958,333 = $16,041,667]

6.

(a) If the Fortune Partners default in funding New Monies as provided in Paragraph 3 above, then (i) the Fortune Partners shall promptly deliver written notice of the facts and circumstances of such non-payment to Sonesta and (ii) the Fortune Partners shall be in default hereunder.  Upon being notified of such default by Fortune or becoming aware of such default independently, Sonesta shall promptly provide the Fortune Partners a written default notice related thereto and the Fortune Partners shall be permitted a period of thirty (30) days from the date of receipt of the written notice from Sonesta to cure such default (the "Cure Period").  If the Fortune Partners do not cure such default within the Cure Period, then within fifteen (15) Business Days following the expiration of the Cure Period, Sonesta shall provide written notice (the "Election Notice") to the Fortune Partners in which Sonesta must affirmatively elect to either (x) pursue its rights under Section 5.3 of the Partnership Agreement (the "Partnership Agreement Default Option"), (y) pursue the "Third Fork Option" provided in Paragraph 7.3 below, or (z) elect to cause the assignment of the Partnership Interests of the Fortune Partners in accordance with Paragraph 7.1 hereof (the "Forced Sale Option"); provided that as a condition precedent to exercising the Forced Sale Option or the Partnership Agreement Default Option, Sonesta must, simultaneous to its exercise of the Forced Sale Option or Partnership Agreement Default Option, as the case may be, fund the amount of the Fortune Partners’ default.  Immediately upon the delivery of the Election Notice to the Fortune Partners by Sonesta under this Paragraph 6(a) to exercise the Forced Sale Option, all rights to exercise control over the day-to-day management of the Partnership shall automatically vest in Sonesta (or its designee), and such rights to control the day-to-day operations of the Partnership shall remain vested in Sonesta (or its designee), unless and until the provisions of the last sentence of Paragraph 18 are applicable.

(b) In the event that Sonesta elects the Partnership Agreement Default Option, the terms of Section 5.3 of the Partnership Agreement shall apply, the amount advanced by Sonesta to cure defaults shall be treated as a Default Financing and the Cure Period provided in Paragraph 6(a) above shall be considered to be and shall satisfy the thirty (30) day cure period required to be provided pursuant to Section 5.3(a) of the Partnership Agreement.

(c) In the event that Sonesta elects the Forced Sale Option, the provisions of Paragraph 7.1 below shall apply.

Peter J. Sonnabend, Executive Chairman
Sonesta International Hotels Corp.
June 18, 2009
Page - 8 -

7.1           Effect of Forced Sale Option

(a)           In the event Sonesta elects the Forced Sale Option either (i) within the time period provided in Paragraph 6(a) above or (ii) after Sonesta has elected the Third Fork Option as provided and in accordance with Paragraph 7.3 below (and after the expiration of the applicable cure period provided therein without a cure by the Fortune Partners), Sonesta shall direct the Escrow Agent (as such term is defined in Paragraph 7.1(b) below) to insert the "Effective Date" in each of the Escrowed Documents (as such term is defined in Paragraph 7.1(b) below) and deliver the original Escrowed Documents from escrow to the party in whose favor the particular Escrow Document has been executed, with copies of each of the Escrow Documents provided to both Sonesta and the Fortune Partners.  As used herein, the term “Effective Date” means the date the Escrow Agent receives the Election Notice electing the Forced Sale Option.

(b)           In order to effectuate the provisions of this Paragraph 7.1 and in order to assure an expedited closing in the event Sonesta elects to exercise the Forced Sale Option, the following documents (the "Escrowed Documents") shall be executed, in the forms attached hereto, contemporaneously with the execution of this letter agreement, and deposited with Bilzin Sumberg Baena Price & Axelrod LLP (the "Escrow Agent") to be held in escrow in accordance with the terms of this letter agreement and the Escrow Agreement referred to below:

(i)	Sales Incentive Amount Promissory Note in the form attached hereto as Exhibit "B";

(ii) Assignments of Partnership Interest;

(iii)	Release and Indemnity Agreement in the form attached hereto as Exhibit "C"; and

(iv) Escrow Agreement.

7.2           Effect of Buy-Out Option.

(a) In the event Sonesta elects the Buy-Out Option pursuant to Paragraph 4(d) above, Sonesta shall direct the Escrow Agent to insert the "Effective Date" in each of the Escrowed Documents and deliver the original Escrowed Documents from escrow to the party in whose favor the particular Escrow Document has been executed, with copies of each of the Escrow Documents provided to both Sonesta and the Fortune Partners.  As used in this Paragraph 7.2, the term “Effective Date” means the date on which date the Escrow Agent receives a copy of a written notice from Sonesta notifying the Fortune Partners of Sonesta’s election of the Buy-Out Option in accordance with Paragraph 4(d)(i) above.

Peter J. Sonnabend, Executive Chairman
Sonesta International Hotels Corp.
June 18, 2009
Page - 9 -

(b) In addition to the release of the Escrowed Documents, as a condition to a closing under the Buy-Out Option, Sonesta shall pay to the holders of the New Monies Promissory Notes the sum of all principal and interest due under the New Monies Promissory Notes held by them to the extent proceeds would have been available for such payments under the transaction contemplated by the Fortune Approved Bona Fide Offer, which payments shall be made on or before the earliest to occur of (i) ninety (90) days following the Effective Date (as such term is defined in Paragraph 7.2(a) above), (ii) the closing date of a sale of the Property (or all or substantially all of the Partnership Interests) or (iii) the date of admission of a new partner into the Partnership. In addition, the following amounts shall be paid to the extent proceeds would have been available for such payments under the transaction contemplated by the Fortune Approved Bona Fide Offer on the earliest to occur of (x) twelve (12) months after the Effective Date (as such term is defined in Paragraph 7.2(a) above), (y) the date of admission of a new partner into the Partnership, or (z) the closing date of a sale of the Property (or all or substantially all of the Partnership Interests):  (A) to Fortune International Management, Inc., the Sales Incentive Amount and (B) to the Fortune Partners an amount equal to fifty percent (50%) of the Fortune Residual Distributions to which Fortune would have been entitled if the Property or Partnership Interests, as the case may be, were sold for the sales price provided in the Fortune Approved Bona Fide Offer.

7.3           Third Fork Option.

In the event Sonesta elects the Third Fork Option pursuant to Paragraph 6(a) above, then in such event, all of the provisions of this letter agreement other than Paragraphs 7.1, 7.2, 11 and 14 shall remain operative.   Notwithstanding the election by Sonesta of the Third Fork Option, Sonesta may thereafter either (i) fund the amount of the Fortune Partners' default and invoke the Forced Sale Option described in Paragraph 7.1 above; provided, however that as a condition to electing the Forced Sale Option pursuant to this Paragraph 7.3, Sonesta must first provide the Fortune Partners with written notice that it has funded the Fortune Partners' default amount and provide the Fortune Partners with a period of thirty (30) days from receipt of said notice to cure the default, and in the event the Fortune Partners do not cure said default, the provisions of Paragraph 7.1 shall apply or in the event the Fortune Partners do cure said default within said thirty (30) day period, the default shall be deemed cured for all purposes of this letter agreement or (ii) fund the amount of the Fortune Partners' default and invoke the Partnership Agreement Default Option.

Peter J. Sonnabend, Executive Chairman
Sonesta International Hotels Corp.
June 18, 2009
Page - 10 -

8. Except as provided in Paragraph 4(d)(iii) hereof, upon the occurrence of a (i) sale of the Property (whether effected directly or via merger or consolidation of the Partnership), (ii) sale of all or substantially all of the Partnership Interests (whether effected directly or via merger or consolidation of the Partnership or via the sale of all or substantially all of the equity interests in Sonesta or Florida Sonesta Corporation), (iii) admission of one (1) or more persons or entities as partners in the Partnership (or the Partnership closing on a loan which contains either a conversion feature allowing the holder to acquire equity in the Partnership or provides for some level of participation by the lender in the Partnership's revenues, profits or cash flow), or (iv) the entering into by the Partnership of a joint venture or similar arrangement pursuant to which a third party or parties obtain(s) more than a de minimis direct or indirect interest in the Property, Defortuna shall be deemed released from any and all of his individually guaranteed obligations under the Partnership Agreement, including but not limited to those obligations set forth in Sections 4.4(a)(4), 4.4(c)(3), 7.2 and 8.6(e) of the Partnership Agreement.  As a condition to a closing of any of the transactions described in this Section 8, the Release and Indemnity Agreement in the form attached hereto as Exhibit "8" shall be executed and delivered by all of the parties thereto.

9. As of the Effective Date of the Release and Indemnity Agreement attached hereto in the form of Exhibit "C" or the Release or Indemnity Agreement attached hereto in the form of Exhibit "8" and continuing for so long as Sonesta has an interest in the Property, Defortuna agrees not to make any public statements which disparage Sonesta or the Property or which are materially likely to impair the value or marketability of the Property (which agreement shall not prohibit the Fortune Partners and/or Defortuna from maximizing the value of projects that are competitive to the Property).

10. Notwithstanding anything to the contrary contained in the Partnership Agreement, as amended hereby, under no circumstances shall a Bankruptcy or the dissolution of one or both of the Fortune Partners result in the automatic dissolution of the Partnership without the written consent of Sonesta.

11. If Sonesta exercises the Partnership Agreement Default Option or the Forced Sale Option, then, notwithstanding any other prior agreement to the contrary, Sonesta shall have the right to engage the consulting services of Joseph Herndon ("Herndon") through the Fortune Partners (or their respective affiliates) for consulting services to the Property at a rate based upon Herndon’s current actual pay rate plus a twenty-five percent (25%) overhead fee.  In such event, Herndon shall be permitted by the Fortune Partners (or their affiliates) to perform services for the benefit of the Property substantially similar to those he has performed prior to the date hereof (unless otherwise directed by Sonesta).

12. This letter agreement shall be governed by Florida law.  Except to the extent specifically amended or modified by the terms of this letter agreement, the terms of the Partnership Agreement shall remain in full force and effect.

13. Each party hereto hereby represents and warrants that the individual executing this letter agreement on behalf of such party is duly authorized to execute, deliver and perform this letter agreement on behalf of such party and to bind such party to its agreements herein and that this letter agreement is enforceable against such party in accordance with its terms.

Peter J. Sonnabend, Executive Chairman
Sonesta International Hotels Corp.
June 18, 2009
Page - 11 -

14. In the event that under the terms of this letter agreement Sonesta acquires the Partnership Interests of the Fortune Partners, whether as a result of the exercise of the Forced Sale Option or the Buy-Out Option, then the Fortune Partners agree that as of the effective date of such acquisition, they shall facilitate an orderly transition of the day-to-day operation of the Property and of the books and records of the Partnership to Sonesta.

15. In addition to the foregoing, by their execution below, the Partners have agreed that:

(a) from and after the date of execution of this letter agreement, each of the Partners shall be authorized and permitted to speak with Holliday Fenoglio & Fowler, L.P. and one or more third parties concerning a possible sale of the Property or the Partnership Interests (and shall advise the other Partners of such meetings in advance thereof, to the extent practicable); and

(b) from and after the date of execution of this letter agreement, Sonesta shall be authorized and permitted to meet and/or have discussions with HSBC provided that Sonesta shall endeavor to notify Fortune GP at least two (2) days in advance of any such meeting/discussion so that the Fortune GP may participate therein.

16. Notwithstanding anything to the contrary contained in this letter agreement, when the term "admission of new partners" or words of similar import are used herein, such term shall include the closing of any financing or loan transaction which contains either a conversion feature allowing the holder to acquire equity in the Partnership or provides for some level of participation by the lender in the Partnership's revenues, profits or cash flow (excluding agreements, such as an assignment of leases and rents, that are typically a part of a mortgage financing transaction).

17. The Partners agree and understand that confidentiality of the existence and the terms of this letter agreement are material and essential elements of this letter agreement.  Accordingly, the Partners agree that each will keep the terms of this letter agreement confidential at all times, except in the event disclosure shall be required by a subpoena, an order of a court of competent jurisdiction or a governmental agency empowered to compel or require such disclosure, or, if necessary to enforce any provision of this letter agreement, or such disclosure is required by law. Each  Partner acknowledges that no remedy of law may be adequate to compensate the injured party for a violation of this Paragraph 17 and each of them hereby agrees that, in addition to any legal or other rights that may be available in the event of a breach hereunder, the injured party may seek equitable relief to enforce this Paragraph 17 in any court of competent jurisdiction.   In any such action brought by any of the Partners, the prevailing party shall be entitled to recover reasonable attorneys’ fees, court costs and expenses through and including all appeals. The Fortune Parties hereby acknowledge that Sonesta is directly or indirectly controlled by entities that are publicly traded companies.  Sonesta shall be permitted to rely on the advice of its outside legal counsel in determining the extent to which disclosure of this letter agreement or portions thereof may be legally required.  Any third party providing New Monies on behalf of the Fortune Partners hereunder shall be required to execute a Confidentiality Agreement in the form attached hereto as Exhibit "E".

Peter J. Sonnabend, Executive Chairman
Sonesta International Hotels Corp.
June 18, 2009
Page - 12 -

18. From and after the date on which any monetary or material, non-monetary default arises under the HSBC Indebtedness and the holder of the HSBC Indebtedness either provides a notice of default or commences or threatens to commence enforcement actions, and in all events from and after the date which is thirty (30) days prior to the maturity date of the HSBC Indebtedness, as extended, in recognition of the personal guaranty of the HSBC Indebtedness executed by Defortuna, the Partners have agreed that, if such personal guaranty then remains in effect, Defortuna shall be permitted to participate in unilateral conversations with HSBC in respect of said indebtedness.  In addition, in the event that, as of twenty (20) days prior to the maturity date of the HSBC Indebtedness, as extended, (a) such personal guaranty then remains in effect, (b) the Partnership is not then a party to a binding agreement to sell the Property for a purchase price equal to or greater than the principal balance due under the HSBC Indebtedness or an amount less than the HSBC Indebtedness if such binding sales agreement was the subject of a Fortune Approved Bona Fide Offer, then the Partners agree that the Partnership shall enter into a transaction whereby Defortuna (y) obtains exclusive control of the Property (whether by the Partnership's execution of a deed in his favor or otherwise) at least ten (10) days prior to the maturity date of the HSBC Indebtedness, as extended, and (z) agrees that the proceeds of any sale of the Property thereafter shall be distributed in accordance with Paragraphs 5(a)(i) through (vi) hereof.

19. In no event and under no circumstance may any of the Partners initiate or consent to any Bankruptcy (as defined in Section 10.1(b) of the Partnership Agreement) or transaction having similar force or effect without the prior written consent of all Partners; provided that the Fortune Partners may initiate or consent to any Bankruptcy without the prior consent of Sonesta from and after the date, if any, on which exclusive control of the Property is transferred to Defortuna as provided in Paragraph 18 above; provided that as a condition precedent to such Bankruptcy filing, the Fortune Partners must first take an assignment of the Sonesta Partnership Interest or otherwise obtain the consent of Sonesta.  In furtherance of the forgoing, Sonesta agrees that upon issuance of a written notice from the Fortune GP which written notice can only be issued under the circumstances and within the time frame set forth in Paragraph 18 above, Sonesta shall be deemed to have transferred and assigned its Partnership Interest to the Fortune LP effective as of three (3) Business Days prior to the actual Bankruptcy filing; it being agreed that Sonesta shall have the right to cause Fortune LP to reassign Sonesta its Partnership Interest in the event such Bankruptcy filing does not occur.

20. This letter agreement, together with the Partnership Agreement, contains the entire understanding among the parties and supersedes any prior understandings and agreements among them respecting the subject matter of this letter agreement.  The Partnership Agreement, as modified hereby, remains in full force and effect.

21. The Fortune Partners hereby represent and warrant to Sonesta that the schedule set forth on Exhibit “D” attached hereto is a true and compete list of all material agreements and instruments underlying the HSBC Indebtedness and any other obligations of the Partners or Defortuna with respect thereto.

Peter J. Sonnabend, Executive Chairman
Sonesta International Hotels Corp.
June 18, 2009
Page - 13 -

22. Notwithstanding anything to the contrary contained herein, under no circumstances shall (i) any transfer of the Partnership Interests of the Fortune Partners to Sonesta in accordance with Paragraphs 7.1 or 7.2 hereof, (ii) any foreclosure action by any lender or (iii) any transfers or conveyances effectuated between the Partners or to any lender in accordance with clause (y) of Paragraph 18 hereof be deemed to be a transfer of Partnership Interests or a sale of the Property for the purposes of Paragraphs 5 and 8 hereof; provided that nothing contained in this Paragraph 22 shall in any way invalidate or limit the effectiveness of the Release and Indemnity Agreement to be executed and delivered in the event of a transfer of the Partnership Interests of the Fortune Partners to Sonesta in accordance with Paragraphs 7.1 or 7.2 hereof.

23. each of sonesta and the fortune parties acknowledge that the funding of new monies contributions by the other in the amount of Nine Hundred Thousand Dollars ($900,000.00) on or before June 25, 2009 is essential to each party’s willingness to enter into this letter agreement.  Accordingly, notwithstanding anything to the contrary contained herein, in the event that either the fortune partners or sonesta breaches its obligation to fund or cause to be funded New Monies in an amount not less than Nine Hundred Thousand Dollars ($900,000.00) on or before June 25, 2009 in accordance with the provisions of Paragraph 3 hereof, then the non-defaulting party shall have the right to terminate this letter agreement upon written notice delivered to the defaulting party within ten (10) business days following the date of such default.  If such termination occurs, then the Partnership Agreement shall be operative as if this letter Agreement had never been executed.

24.           This letter agreement may be executed in several counterparts and all so executed shall constitute one agreement binding on all of the parties, notwithstanding that all of the parties are not signatory to the original or the same counterpart.  In addition, any counterpart signature page may be executed  and delivered by facsimile or portable document format ("PDF") and any such faxed or PDF signature pages may be attached to one or more counterparts of this letter agreement, and such faxed or PDF signature(s) shall have the same force and effect as if original signatures had been executed and delivered in person.

25.           The parties acknowledge that this is a negotiated agreement, and that in no event shall the terms of this letter agreement be construed against any party on the basis that such party, or its counsel, drafted this letter agreement

[EXECUTIONS COMMENCE ON FOLLOWING PAGE]

Peter J. Sonnabend, Executive Chairman
Sonesta International Hotels Corp.
June 18, 2009
Page - 14 -

Please indicate your consent to the terms of this letter agreement by signing and dating a duplicate copy of this letter and returning it to the undersigned.

Fortune KB GP, LLC,
a Florida limited liability company

By:           Fortune International Management, Inc.,
Manager

By:            /s/ Edgardo Defortuna
Edgardo Defortuna, President

Fortune KB, LLC,
a Florida limited liability company

By:           Fortune International Management, Inc.,
Manager

By:            /s/ Edgardo Defortuna
Edgardo Defortuna, President

Agreed and accepted this      18th       day of
June, 2009.

Sonesta Beach Resort Limited Partnership,
a Delaware limited partnership

By:           Florida Sonesta Corporation,
a Florida corporation

By:             /s/ Peter J. Sonnabend
Peter J. Sonnabend,
Vice President

Exhibit "A"

FINAL FORM

PROMISSORY NOTE

U.S. $____________	As of _________ __, 20__ ("Effective Date")

RECITALS

A.           As of the Effective Date, __________________, a ___________ ("Lender") advanced to SBR-Fortune Associates, LLLP, a Florida limited liability limited partnership            (the "Partnership" or "Borrower"), the sum of __________________ Dollars ($__________).

B.           The Partnership is governed by that certain Agreement of Limited Liability Limited Partnership dated as of January 17, 2005, as amended by that certain First Amendment to Agreement of Limited Liability Limited Partnership of SBR-Fortune Associates, LLLP dated as of February 25, 2005, and by that certain Second Amendment to Agreement of Limited Liability Limited Partnership of SBR-Fortune Associates, LLLP dated as of March 2, 2005, and by that certain Third Amendment to Agreement of Limited Liability Limited Partnership of SBR-Fortune Associates, LLLP dated as of April 15, 2005, and by that certain letter agreement (the "Letter Agreement"), dated as of June 18, 2009 (collectively, the "Partnership Agreement").  All terms appearing herein in initial capitalized letters but not otherwise defined herein shall have the meanings ascribed thereto in the Partnership Agreement.

C.           The Partners agreed that "New Monies" (as such term is defined in the Letter Agreement) advanced to the Partnership on or after January 20, 2009 would bear interest, under certain circumstances, at stated rates and would be entitled to certain priorities of repayment, as more fully provided in the Letter Agreement.  This Promissory Note (the "Note") is evidence of an advance of New Monies, and more specifically of [First Tier/Second Tier New Monies (as defined in the Letter Agreement)].

D.           This Note evidences that, as of the Effective Date, Lender advanced to  Borrower the sum of ____________________Dollars ($_______).

THEREFORE, FOR VALUE RECEIVED, Borrower hereby promises to pay to  Lender the principal amount of ____________ Dollars ($___________), together with all other amounts added thereto pursuant to this Note, together with interest accrued from the Effective Date on the balance of principal from time to time outstanding, in United States currency, at the rates and at the times hereinafter described.  Payments shall be made to Lender at ________________, Suite _____, _____________, _______ _____, Attn:  ____________ (or such other address as Lender may hereinafter designate in writing to Borrower).

1. Principal and Interest Payments.

1.1 All of the principal and accrued but unpaid interest under this Note shall be due and payable without notice or demand of any kind or nature on the "Maturity Date"; provided however, that mandatory prepayments shall be required under the circumstances described in and pursuant to Section 2 below.  By its execution below, Borrower agrees that, without Lender's written consent, it shall not issue or incur any indebtedness of any type or nature which is senior in payment or priority to all sums hereunder other than the HSBC Indebtedness (as defined below); provided that if this Note evidences an advance of "Second Tier New Monies" (as such term is defined in the Letter Agreement), the repayment of the principal and interest due hereunder shall be subordinated to certain payments as provided in Paragraph 5(a) of the Letter Agreement. Subject to the preceding sentence, Borrower shall not distribute any cash or property to its constituent partners prior to the full and complete repayment of all principal and interest under this Note.  For purposes of this Note, the Maturity Date will be the day (such day, the "HSBC Discharge Date") on which all sums due to HSBC Realty Credit Corporation (USA) ("HSBC") under that certain Loan Agreement entered into by and between HSBC and the Partnership as of April 19, 2005, (as the same may be extended, the "HSBC Indebtedness") are paid in full resulting in the HSBC Indebtedness being extinguished and satisfied in full; provided however that in the event any of the dates set forth in clauses (A) through (F) of Section 1.2 below occurs prior to the HSBC Discharge Date, the Maturity Date shall be accelerated to be the first of the dates set forth in clauses (A) through (F) of Section 1.2 below (each, an "Accelerated Maturity Date").

1.2 For purposes of this Note, the Accelerated Maturity Dates shall be:

(A)           the date of the closing of a sale of all or substantially all of the property owned by the Partnership (the "Property") (whether effected directly or via merger or consolidation of the Partnership), but specifically excluding (i) any transfer of the Partnership Interests of the Fortune Partners to Sonesta in accordance with Paragraphs 7.1 or 7.2 of the Letter Agreement and (ii) any transfers or conveyances made in accordance with clause (y) of Paragraph 18 of the Letter Agreement;

(B)           five (5) years from the Effective Date;

(C)           the date of the closing of a sale of all or any portion of the partnership interests owned by one or more partners in the Partnership (whether effected directly or via merger or consolidation of the Partnership or via the sale of all or substantially all of the equity interests in Sonesta Beach Resort Limited Partnership, Florida Sonesta Corporation or via  the entering into by the Partnership of a joint venture or similar arrangement pursuant to which a third party or parties obtain(s) more than a de minimis direct or indirect interest in the Property), but specifically excluding (i) any transfer of the Partnership Interests of the Fortune Partners to Sonesta in accordance with Paragraphs 7.1 or 7.2 of the Letter Agreement and (ii) any transfers or conveyances made in accordance with clause (y) of Paragraph 18 of the Letter Agreement;

(D)           the date of the closing of a refinancing of the HSBC Indebtedness provided however that on such Accelerated Maturity Date, the payment required hereunder shall be limited to the "Excess Available Proceeds" as such term is defined in Section 2 below and the accrued interest and outstanding principal under this Note which remains unpaid on such Accelerated Maturity Date shall be paid in full on the next occurring Accelerated Maturity Date or the Maturity Date, as the case may be;

(E)           the date of admission of one or more partner(s) in the Partnership subsequent to the Effective Date (such date, the "New Partner Admission Date"); or

(F)           ninety (90) days after the "Effective Date" of the exercise of the Buy-Out Option as provided in Paragraph 7.2 of the Letter Agreement, provided that the payments required to be made in such circumstance may be limited to and as provided in said Paragraph 7.2 of the Letter Agreement.

Notwithstanding anything to the contrary contained herein, in the event the Accelerated Maturity Date is determined pursuant to either (i) clause (C) above in a case in which Sonesta maintains an interest of no less than fifty percent (50%) of the Partnership Interests in the Partnership (a "Sonesta Retained Interest Transaction"), or (ii) clause (E) above as a result of the admission of one or more persons as partners in the Partnership on or after the Effective Date, the Partnership may elect to extend the Maturity Date to a date (the "Extended Maturity Date") that is twelve (12) months following the closing date under clause (C) above or the New Partner Admission Date, as applicable (whichever of such dates is applicable is referred to as the "Trigger Date"); provided that such election must be made in writing by the Partnership and delivered to Lender no later than ten (10) Business Days following the Trigger Date and as a condition precedent to the extension of the Maturity Date to the Extended Maturity Date, from and after the Trigger Date, interest shall be paid monthly in arrears on the last day of each month and in the event all amounts due hereunder are not paid on the Extended Maturity Date, Lender shall have the unilateral right to cause the Partnership to sell the Property pursuant to the provisions of Section 6(n) below.  In the event the Maturity Date is extended to the Extended Maturity Date, all references in other provisions of this Note to the Maturity Date shall be deemed to be references to the Extended Maturity Date.

1.3 In all events in which an Accelerated Maturity Date is determined by reference to clauses (A), (C) or (D) of Section 1.2 above, or in which the Extended Maturity Date applies as a result of a Sonesta Retained Interest Transaction, the payment of any amount under this Note shall be subordinated as follows:

(a) first, to the satisfaction and discharge in full of the HSBC Indebtedness;

(b) next, to the payment of all Partnership liabilities, excluding (x) any amounts payable to any of the Partners (which exclusion includes amounts payable in respect of project administration fees or other fees or compensation payable to the Fortune Partners and Hotel Shutdown Payments payable to Sonesta (which Hotel Shutdown Payments shall be added to the Unreturned Capital of Sonesta)) and (y) all New Monies;

(c) next, to the holders of all First Tier New Monies promissory notes, with all accrued interest being payable to such holders pari passu in proportion to which the accrued interest payable to each such holder in respect of the First Tier New Monies bears to the total outstanding interest payable to all such holders in respect of the First Tier New Monies, prior to the pari passu repayment of outstanding principal in respect of the First Tier New Monies; provided, however, that in the event the Accelerated Maturity Date is determined by reference to clause (D) of Section 1.2 above, or in which the Extended Maturity Date applies as a result of a Sonesta Retained Interest Transaction, the accrued interest and outstanding principal, if any, in respect of First Tier New Monies which remains unpaid on the Accelerated Maturity Date, shall be paid in full on the next occurring Accelerated Maturity Date or the Maturity Date, as the case may be;

[and in the case of Second Tier New Monies]

(d) next, to the payment of the Sales Incentive Amount (as such term is defined and calculated in accordance with the Letter Agreement); and

(e) next, to the holders of all Second Tier New Monies promissory notes, with all accrued interest being payable to such holders pari passu in proportion to which the accrued interest payable to each such holder in respect of the Second Tier New Monies bears to the total outstanding interest payable to all such holders in respect of the Second Tier New Monies, prior to the pari passu repayment of outstanding principal in respect of the Second Tier New Monies; provided, however, that in the event the Accelerated Maturity Date is determined by reference to clause (D) of Section 1.2 above or in which the Extended Maturity Date applies as a result of a Sonesta Retained Interest Transaction above, the accrued interest and outstanding principal, if any, in respect of Second Tier New Monies which remains unpaid on the Accelerated Maturity Date, shall be paid in full on the next occurring Accelerated Maturity Date or the Maturity Date, as the case may be.

2. Mandatory Prepayments.  A mandatory prepayment shall be required hereunder on the date of a closing of a refinancing of the HSBC Indebtedness (which refinancing is for an amount in excess of the balance of the HSBC Indebtedness existing on the date of the closing of the refinancing) to the extent that proceeds are available therefrom following the payment of all related loan refinancing closing costs (such excess, the "Excess Available Proceeds").  Such mandatory prepayment shall be in the amount of all Excess Available Proceeds and shall be subject to the terms of Section 1.3 above.

3. Interest Rate.  From and after the Effective Date through and including the Maturity Date, interest shall accrue upon the unpaid principal balance of this Note at the annual rate of _________ percent (__%) per annum [No interest for Defortuna/Defortuna controlled person/entity; otherwise 13.5%].  All interest which is unpaid at the end of any calendar year shall be added to the principal amount of this Note on the first day of the succeeding calendar year. Except as provided in the penultimate sentence of Section 1.2 above, all interest accruing under this Note shall be payable on the Maturity Date.

4. Prepayment.  This Note shall be prepayable, in whole or in part, at any time and from time to time without premium or penalty at the sole option of Borrower, with the amount of the prepayment being credited first to accrued but unpaid interest and then to principal.

5. Default.  The occurrence of any one or more of the following events, circumstances, or conditions shall constitute a default hereunder ("Event of Default"): (a) failure of Borrower (which term shall mean and include Borrower and/or each borrower, endorser, surety, and guarantor of this Note) to pay to Lender within five (5) days of the due date (whether at scheduled maturity, upon acceleration or otherwise) any installment of principal or of interest due under this Note or any fees owing to Lender; (b) the failure of Borrower to comply with any of the provisions of Section 1 above;  (c) Borrower makes a general assignment for the benefit of creditors; (d) a receiver, custodian, liquidator, trustee or like officer of Borrower is appointed to take custody, possession or control over any property and such appointment is not discharged within sixty (60) days thereafter; (e) proceedings are instituted by or against Borrower under any bankruptcy code or act or insolvency law and such proceedings remain undismissed for a period of sixty (60) days thereafter; (f) the Partnership receives a notice of acceleration of the HSBC Indebtedness following a default by the Partnership thereunder and delivers such notice promptly upon receipt to Lender; or (g) the Partnership issues, promises to issue or otherwise becomes liable for repayment of loans or borrowings which provide for priority of repayment senior to the "new monies" evidenced by this Note; provided that if this Note evidences an advance of Second Tier New Monies, the repayment of the principal and interest due hereunder shall be subordinated to certain payments as provided in Paragraph 5(a) of the Letter Agreement. At any time after the occurrence of an Event of Default, the indebtedness evidenced by this Note and/or any note(s) or other obligation(s) which may be taken in renewal, extension, substitution, or modification of all or any part of the indebtedness evidenced hereby or thereby and all other obligations of Borrower to Lender howsoever created shall, at the option of Lender, immediately become due and payable without demand upon or notice to Borrower, and Lender shall be entitled to exercise all remedies available at law.  Any failure to exercise this option of acceleration shall not constitute a waiver of the right to exercise the same at any future time or for any other event.  Lender's remedies contained in this Note shall be cumulative and concurrent, and may be pursued singly, successively, or together at the sole discretion of Lender, and may be exercised as often as occasion therefor shall occur.  Upon the occurrence of an Event of Default interest shall accrue under this Note on the outstanding principal balance at the interest rate of eighteen percent (18%) per annum (the "Default Rate").

6. Enforcement Costs.  If this Note is not paid promptly in accordance with its terms and is placed in the hands of an attorney for collection or if suit be instituted on the Note, and as often as this Note is placed in the hands of an attorney for collection and as often as suit is filed to collect this Note, Borrower agrees to pay, in addition to the unpaid principal balance and all accrued and unpaid interest, reasonable attorneys' fees and paralegal fees through all tribunal levels, plus all costs and expenses of collection together with all other expenses in connection therewith, and interest on any judgment obtained by Lender at the Default Rate, including interest at the Default Rate from and after the date of the occurrence of such Event of Default until actual payment is made to Lender of the full amount due Lender.

7. General Provisions.

(a) Extensions and Renewals.  Without notice and without releasing the liability of a party, Lender may grant extensions, renewals and indulgences from time to time and for any term or terms.

(b) Waiver.  Borrower waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Lender.  Borrower consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Lender with respect to the payment or other provisions of this Note and agrees that additional borrowers, endorsers, guarantors or sureties may become parties hereto without notice to them or affecting its liability.

(c) Delay.  No delay or omission of Lender to exercise any right, power or remedy accruing under or pursuant to this Note, at law, in equity, or otherwise, shall exhaust or impair any such right, power or remedy or shall be construed to waive any such right, power or remedy.  Every right, power and remedy of Lender created under this Note may be exercised from time to time and as often as may be deemed expedient by Lender in its sole discretion.  No right, power or remedy conferred upon or reserved to Lender is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given under this Note or under any other instrument executed in connection with this Note or now or hereafter existing at law, in equity, or otherwise.  No obligation of Borrower under this Note shall be deemed waived by any course or pattern of conduct by any party and Lender acknowledges that it would be unreasonable of Borrower to rely on any such conduct, or any oral statements, for any such purpose.

(d) Usury.  If Lender shall ever receive, as interest or otherwise, an amount which would exceed the highest lawful rate of interest, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing or on account of any other principal indebtedness of Borrower to Lender and not to the payment of interest or, if such excessive interest exceeds the unpaid balance of principal and such other indebtedness, such excess shall be refunded to Borrower.  All sums paid or agreed to be paid to Lender for the use or detention of the indebtedness of Borrower to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof.

(e) Severability.  If any provision of this Note shall be deemed unenforceable under applicable law, such provision shall be ineffective, but only to the extent of such unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Note.

(f) Writing.  No amendment, modification, waiver or discharge of this Note, or any provision of this Note, shall be valid or effective unless in writing and signed by Lender.

(g) Binding on Successors.  This Note and all provisions hereof shall be binding upon Borrower and all persons claiming under or through Borrower, and shall inure to the benefit of Lender, together with its successors and assigns, including each owner and holder from time to time of this Note.

(h) Time of Essence.  Time is of the essence as to all dates set forth herein.

(i) Governing Law; Severability.  This Note shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Florida (without regard to conflicts of law  principles), and any applicable laws of the United States of America. Borrower and Lender agree that jurisdiction and venue of any dispute arising from this Note shall be Miami-Dade County, Florida.

(j) WAIVER OF TRIAL BY JURY.  BORROWER KNOWINGLY (AFTER CONSULTATION WITH BORROWER'S COUNSEL), VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS NOTE, OR THE TRANSACTIONS OR OBLIGATIONS UNDER WHICH THIS NOTE WAS DELIVERED, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY RELATING TO THIS NOTE.  BORROWER ACKNOWLEDGES THAT THE PROVISIONS OF THIS PARAGRAPH ARE A MATERIAL INDUCEMENT TO LENDER'S ACCEPTANCE OF THIS NOTE.

(k) No Offset.  No amounts due or owing under this Note may be offset by or against any amounts due Borrower by Lender.

(l) Notice Of Defaults Under HSBC Indebtedness.  In the event Borrower receives written notice from HSBC alleging a default under or in connection with the HSBC Indebtedness, Borrower shall promptly provide a copy of said notice to Lender.

(m) Power and Authority.  Borrower hereby represents and warrants that the individual executing this Note on behalf of Borrower is duly authorized to execute  and deliver this Note and to perform the obligations hereunder on behalf of Borrower and to bind Borrower to its agreements herein and that this Note is enforceable against Borrower in accordance with its terms.

(n) Forced Sale of the Property.

(i) In the event Lender has the right to cause the Partnership to sell the Property pursuant to the penultimate sentence of Section 1.2 above, then at any time following the Extended Maturity Date, Lender may notify the Partnership in writing that it has elected to cause the Partnership to sell the Property. In such case, Lender shall be permitted to market and sell the Property.  The Partnership by its execution below irrevocably makes, constitutes and appoints Lender as its true and lawful agent and attorney-in-fact, with full power of substitution to its affiliates and full power and authority in its name, place and stead, to make, execute, sign, acknowledge, swear to, record and file any and all certificates and instruments of any kind or nature deemed advisable by Lender to permit or cause the Partnership to market and sell the Property.

(ii) The foregoing power of attorney.

(a) is coupled with an interest, shall be irrevocable and shall survive the incapacity or bankruptcy of the Partnership or any Partner;

(b) may be exercised by Lender acting as attorney-in-fact for the Partnership; and

(c) shall survive the delivery of an assignment by any Partner of the whole or any fraction of its Partnership  Interest.

(o) Waiver of Bankruptcy Proceedings.  To the fullest extent permitted by applicable law, Lender hereby waives any and all rights it may have at law or in equity to initiate insolvency or Bankruptcy proceedings against the Partnership in connection with any action arising under this Note or the loans evidenced hereby.

(p) Limitation on Interest.  In agreeing to pay interest under Section 3 above, the Partnership has relied upon the representation and warranty that Lender bears the ultimate financial risk associated with making the loan contemplated hereunder.  Accordingly, notwithstanding anything to the contrary contained herein, no interest shall be payable in accordance with Section 3 above if Lender has advanced funds hereunder in a manner resulting, directly or indirectly, in Edgardo Defortuna or an entity or person controlled by him (other than the Partnership) bearing the risk of loss hereunder.

[SIGNATURES TO FOLLOW ON NEXT PAGE]

Borrower has delivered this Note as of the day and year first set forth above.

BORROWER:

SBR-FORTUNE ASSOCIATES, LLLP
a Florida limited liability limited partnership

By:
Name:
Title:

Exhibit "A-1"

                                  FINAL FORM

PROMISSORY NOTE

U.S. $____________	As of _________ __, 20__ ("Effective Date")

RECITALS

A.           As of the Effective Date, Sonesta Beach Resort Limited Partnership, a Delaware limited partnership ("Lender") advanced to SBR-Fortune Associates, LLLP, a Florida limited liability limited partnership            ("Partnership" or "Borrower"), the sum of __________________ Dollars ($__________).

B.           The Partnership is governed by that certain Agreement of Limited Liability Limited Partnership dated as of January 17, 2005, as amended by that certain First Amendment to Agreement of Limited Liability Limited Partnership of SBR-Fortune Associates, LLLP dated as of February 25, 2005, and by that certain Second Amendment to Agreement of Limited Liability Limited Partnership of SBR-Fortune Associates, LLLP dated as of March 2, 2005, and by that certain Third Amendment to Agreement of Limited Liability Limited Partnership of SBR-Fortune Associates, LLLP dated as of April 15, 2005, and by that certain letter agreement (the "Letter Agreement"), dated as of June 18, 2009 (collectively, the "Partnership Agreement").  (All terms appearing herein in initial capitalized letters but not otherwise defined herein shall have the meanings ascribed thereto in the Partnership Agreement.)

C.           The Partners agreed that "New Monies" (as such term is defined in the Letter Agreement) advanced to the Partnership on or after January 20, 2009 would bear interest, under certain circumstances, at stated rates and would be entitled to certain priorities of repayment, as more fully provided in the Letter Agreement.  This Promissory Note (the "Note") is evidence of an advance of New Monies, and more specifically of [First Tier/Second Tier New Monies](as defined in the Letter Agreement).

D.           This Note evidences that, as of the Effective Date, Lender advanced to Borrower the sum of ____________________Dollars ($_______).

THEREFORE, FOR VALUE RECEIVED, Borrower hereby promises to pay to  Lender the principal amount of ____________ Dollars ($___________), together with all other amounts added thereto pursuant to this Note, together with interest accrued from the date set forth in Section 3 below on the balance of principal from time to time outstanding, in United States currency, at the rates and at the times hereinafter described.  Payments shall be made to Lender at ________________, Suite _____, _____________, _______ _____, Attn:  ____________ (or such other address as Lender may hereinafter designate in writing to Borrower).

1. Principal and Interest Payments.

1.1 All of the principal and accrued but unpaid interest under this Note shall be due and payable without notice or demand of any kind or nature on the "Maturity Date"; provided however, that mandatory prepayments shall be required under the circumstances described in and pursuant to Section 2 below.  By its execution below, Borrower agrees that, without Lender's written consent, it shall not issue or incur any indebtedness of any type or nature which is senior in payment or priority to all sums hereunder other than the HSBC Indebtedness; provided that if this Note evidences an advance of "Second Tier New Monies" (as such term is defined in the Letter Agreement), the repayment of the principal and interest due hereunder shall be subordinated to certain payments as provided in Paragraph 5(a) of the Letter Agreement. Subject to the preceding sentence, Borrower shall not distribute any cash or property to its constituent partners prior to the full and complete repayment of all principal and interest under this Note.  For purposes of this Note, the Maturity Date will be the day (such day, the "HSBC Discharge Date") on which all sums due to HSBC Realty Credit Corporation (USA) ("HSBC") under that certain Loan Agreement entered into by and between HSBC and the Partnership as of April 19, 2005 (as the same may be extended, the "HSBC Indebtedness") are paid in full resulting in the HSBC Indebtedness being extinguished and satisfied in full; provided however that in the event any of the dates set forth in clauses (A) through (C) of Section 1.2 below occurs prior to the HSBC Discharge Date, the Maturity Date shall be accelerated to be the first of the dates set forth in clauses (A) through (C) of Section 1.2 below (each, an "Accelerated Maturity Date").

1.2 For purposes of this Note, the Accelerated Maturity Dates shall be:

(A)           the date of the closing of a sale of all or substantially all of the property owned by the Partnership (the "Property") (whether effected directly or via merger or consolidation of the Partnership) but specifically excluding (i) any transfer of the Partnership Interests of the Fortune Partners to Sonesta in accordance with Paragraphs 7.1 or 7.2 of the Letter Agreement and (ii) any transfers or conveyances made in accordance with clause (y) of Paragraph 18 of the Letter Agreement; provided that if Lender or any person or entity affiliated with Lender retains an interest in the Property (whether via an ownership interest in the purchaser of the Property or otherwise), the closing date of such sale shall not constitute an Accelerated Maturity Date;

(B)           five (5) years from the Effective Date; or

(C)           the date of the closing of a refinancing of the HSBC Indebtedness provided however that on such Accelerated Maturity Date, the payment required hereunder shall be limited to the "Excess Available Proceeds" as such term is defined in Section 2 below and the accrued interest and outstanding principal under this Note which remains unpaid on such Accelerated Maturity Date shall be paid in full on the next occurring Accelerated Maturity Date or the Maturity Date, as the case may be:

In the event the Maturity Date is accelerated (in whole or in part) to the Accelerated Maturity Date, all references in other provisions of this Note to the Maturity Date shall be deemed to be references to the Accelerated Maturity Date.

1.3 In all events in which an Accelerated Maturity Date is determined by reference to clauses (A), or (C) of Section 1.2 above, the payment of any amount under this Note shall be subordinated as follows:

(a) first, to the satisfaction and discharge in full of the HSBC Indebtedness;

(b) next, to the payment of all Partnership liabilities, excluding (x) any amounts payable to any of the Partners (which exclusion includes amounts payable in respect of project administration fees or other fees or compensation payable to the Fortune Partners and Hotel Shutdown Payments payable to Sonesta (which Hotel Shutdown Payments shall be added to the Unreturned Capital of Sonesta)) and (y) all New Monies;

(c) next, to the holders of all First Tier New Monies promissory notes, with all accrued interest being payable to such holders pari passu in proportion to which the accrued interest payable to each such holder in respect of the First Tier New Monies bears to the total outstanding interest payable to all such holders in respect of the First Tier New Monies, prior to the pari passu repayment of outstanding principal in respect of the First Tier New Monies; provided, however, that in the event the Accelerated Maturity Date is determined by reference to clause (C) of Section 1.2 above, the accrued interest and outstanding principal, if any, in respect of First Tier New Monies which remains unpaid on the Accelerated Maturity Date, shall be paid in full on the next occurring Accelerated Maturity Date or the Maturity Date, as the case may be;

[and in the case of Second Tier New Monies]

(d) next, to the payment of the Sales Incentive Amount (as such term is defined and calculated in accordance with the Letter Agreement); and

(e) next, to the holders of all Second Tier New Monies promissory notes, with all accrued interest being payable to such holders pari passu in proportion to which the accrued interest payable to each such holder in respect of the Second Tier New Monies bears to the total outstanding interest payable to all such holders in respect of the Second Tier New Monies, prior to the pari passu repayment of outstanding principal in respect of the Second Tier New Monies; provided, however, that in the event the Accelerated Maturity Date is determined by reference to clause (C) of Section 1.2 above the accrued interest and outstanding principal, if any, in respect of Second Tier New Monies which remains unpaid on the Accelerated Maturity Date, shall be paid in full on the next occurring Accelerated Maturity Date or the Maturity Date, as the case may be.

2. Mandatory Prepayments.  A mandatory prepayment shall be required hereunder on the date of a closing of a refinancing of the HSBC Indebtedness (which refinancing is for an amount in excess of the balance of the HSBC Indebtedness existing on the date of the closing of the refinancing) to the extent that proceeds are available therefrom following the payment of all related loan refinancing closing costs (such excess, the "Excess Available Proceeds").  Such mandatory prepayment shall be in the amount of all Excess Available Proceeds and shall be subject to the terms of Section 1.3 above.

3. Interest Rate.  From and after the Effective Date through and including the Maturity Date, interest shall accrue upon the unpaid principal balance of this Note at the annual rate of fifteen percent (15%) per annum.  All interest which is unpaid at the end of any calendar year shall be added to the principal amount of this Note on the first day of the succeeding calendar year.

4. Prepayment.  This Note shall be prepayable, in whole or in part, at any time and from time to time without premium or penalty at the sole option of Borrower, with the amount of the prepayment being credited first to accrued but unpaid interest and then to principal.

5. Default.  The occurrence of any one or more of the following events, circumstances, or conditions shall constitute a default hereunder ("Event of Default"): (a) failure of Borrower (which term shall mean and include Borrower and/or each borrower, endorser, surety, and guarantor of this Note) to pay to Lender within five (5) days of the due date (whether at scheduled maturity, upon acceleration or otherwise) any installment of principal or of interest due under this Note or any fees owing to Lender; (b) the failure of Borrower to comply with any of the provisions of Section 1 above;  (c) Borrower makes a general assignment for the benefit of creditors; (d) a receiver, custodian, liquidator, trustee or like officer of Borrower is appointed to take custody, possession or control over any property and such appointment is not discharged within sixty (60) days thereafter; (e) proceedings are instituted by or against Borrower under any bankruptcy code or act or insolvency law and such proceedings remain undismissed for a period of sixty (60) days thereafter; (f) the Partnership receives a notice of acceleration of the HSBC Indebtedness following a default by the Partnership thereunder and delivers such notice promptly upon receipt to Lender; or (g) the Partnership issues, promises to issue or otherwise becomes liable for repayment of loans or borrowings which provide for priority of repayment senior to the "new monies" evidenced by this Note; provided that if this Note evidences an advance of Second Tier New Monies, the repayment of the principal and interest due hereunder shall be subordinated to certain payments as provided in Paragraph 5(a) of the Letter Agreement. At any time after the occurrence of an Event of Default, the indebtedness evidenced by this Note and/or any note(s) or other obligation(s) which may be taken in renewal, extension, substitution, or modification of all or any part of the indebtedness evidenced hereby or thereby and all other obligations of Borrower to Lender howsoever created shall, at the option of Lender, immediately become due and payable without demand upon or notice to Borrower, and Lender shall be entitled to exercise all remedies available at law.  Any failure to exercise this option of acceleration shall not constitute a waiver of the right to exercise the same at any future time or for any other event.  Lender's remedies contained in this Note shall be cumulative and concurrent, and may be pursued singly, successively, or together at the sole discretion of Lender, and may be exercised as often as occasion therefor shall occur.  Upon the occurrence of an Event of Default interest shall accrue under this Note on the outstanding principal balance at the interest rate of eighteen percent (18%) per annum (the "Default Rate").

6. Enforcement Costs.  If this Note is not paid promptly in accordance with its terms and is placed in the hands of an attorney for collection or if suit be instituted on the Note, and as often as this Note is placed in the hands of an attorney for collection and as often as suit is filed to collect this Note, Borrower agrees to pay, in addition to the unpaid principal balance and all accrued and unpaid interest, reasonable attorneys' fees and paralegal fees through all tribunal levels, plus all costs and expenses of collection together with all other expenses in connection therewith, and interest on any judgment obtained by Lender at the Default Rate, including interest at the Default Rate from and after the date of the occurrence of such Event of Default until actual payment is made to Lender of the full amount due Lender.

7. General Provisions.

(a) Extensions and Renewals.  Without notice and without releasing the liability of a party, Lender may grant extensions, renewals and indulgences from time to time and for any term or terms.

(b) Waiver.  Borrower waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Lender.  Borrower consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Lender with respect to the payment or other provisions of this Note and agrees that additional borrowers, endorsers, guarantors or sureties may become parties hereto without notice to them or affecting its liability.

(c) Delay.  No delay or omission of Lender to exercise any right, power or remedy accruing under or pursuant to this Note, at law, in equity, or otherwise, shall exhaust or impair any such right, power or remedy or shall be construed to waive any such right, power or remedy.  Every right, power and remedy of Lender created under this Note may be exercised from time to time and as often as may be deemed expedient by Lender in its sole discretion.  No right, power or remedy conferred upon or reserved to Lender is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given under this Note or under any other instrument executed in connection with this Note or now or hereafter existing at law, in equity, or otherwise.  No obligation of Borrower under this Note shall be deemed waived by any course or pattern of conduct by any party and Lender acknowledges that it would be unreasonable of Borrower to rely on any such conduct, or any oral statements, for any such purpose.

(d) Usury.  If Lender shall ever receive, as interest or otherwise, an amount which would exceed the highest lawful rate of interest, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing or on account of any other principal indebtedness of Borrower to Lender and not to the payment of interest or, if such excessive interest exceeds the unpaid balance of principal and such other indebtedness, such excess shall be refunded to Borrower.  All sums paid or agreed to be paid to Lender for the use or detention of the indebtedness of Borrower to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof.

(e) Severability.  If any provision of this Note shall be deemed unenforceable under applicable law, such provision shall be ineffective, but only to the extent of such unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Note.

(f) Writing.  No amendment, modification, waiver or discharge of this Note, or any provision of this Note, shall be valid or effective unless in writing and signed by Lender.

(g) Binding on Successors.  This Note and all provisions hereof shall be binding upon Borrower and all persons claiming under or through Borrower, and shall inure to the benefit of Lender, together with its successors and assigns, including each owner and holder from time to time of this Note.

(h) Time of Essence.  Time is of the essence as to all dates set forth herein.

(i) Governing Law; Severability.  This Note shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Florida (without regard to conflicts of law  principles), and any applicable laws of the United States of America. Borrower and Lender agree that jurisdiction and venue of any dispute arising from this Note shall be Miami-Dade County, Florida.

(j) WAIVER OF TRIAL BY JURY.  BORROWER KNOWINGLY (AFTER CONSULTATION WITH BORROWER'S COUNSEL), VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS NOTE, OR THE TRANSACTIONS OR OBLIGATIONS UNDER WHICH THIS NOTE WAS DELIVERED, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY RELATING TO THIS NOTE.  BORROWER ACKNOWLEDGES THAT THE PROVISIONS OF THIS PARAGRAPH ARE A MATERIAL INDUCEMENT TO LENDER'S ACCEPTANCE OF THIS NOTE.

(k) No Offset.  No amounts due or owing under this Note may be offset by or against any amounts due Borrower by Lender.

(l) Notice Of Defaults Under HSBC Indebtedness.  In the event Borrower receives written notice from HSBC alleging a default under or in connection with the HSBC Indebtedness, Borrower shall promptly provide a copy of said notice to Lender.

(m) Power and Authority.  Borrower hereby represents and warrants that the individual executing this Note on behalf of Borrower is duly authorized to execute  and deliver this Note and to perform the obligations hereunder on behalf of Borrower and to bind Borrower to its agreements herein and that this Note is enforceable against Borrower in accordance with its terms.

(n) Waiver of Bankruptcy Proceedings.  To the fullest extent permitted by applicable law, Lender hereby waives any and all rights it may have at law or in equity to initiate insolvency or Bankruptcy proceedings against the Partnership in connection with any action arising under this Note or the loans evidenced hereby.

Borrower has delivered this Note as of the day and year first set forth above.

BORROWER:

SBR-FORTUNE ASSOCIATES, LLLP
a Florida limited liability limited partnership

By:
Name:
Title:

Exhibit "B"

          FINAL FORM

PROMISSORY NOTE

U.S. $_________________                                                                                   ________________ ____, 20__ (the "Effective Date")

FOR VALUE RECEIVED, the undersigned, SBR-Fortune Associates, LLLP, a Florida limited liability limited partnership (the "Partnership" or "Maker") promises to pay to the order of Fortune International Management, Inc., a Florida corporation ("Holder") a fixed sum, the amount of which shall be determined pursuant to Section 2 below (the "Indebtedness").  Payments shall be made to Holder at 1300 Brickell Avenue, Miami, Florida  33131. The Partnership is governed by that certain Agreement of Limited Liability Limited Partnership dated as of January 17, 2005, as amended by that certain First Amendment to Agreement of Limited Liability Limited Partnership of SBR-Fortune Associates, LLLP dated as of February 25, 2005, and by that certain Second Amendment to Agreement of Limited Liability Limited Partnership of SBR-Fortune Associates, LLLP dated as of March 2, 2005, and by that certain Third Amendment to Agreement of Limited Liability Limited Partnership of SBR-Fortune Associates, LLLP dated as of April 15, 2005, and by that certain letter agreement (the "Letter Agreement"), dated as of June 18, 2009 (collectively, the "Partnership Agreement").  All terms appearing herein in initial capitalized letters but not otherwise defined herein shall have the meanings ascribed thereto in the Partnership Agreement

1. Maturity Date.  This Note shall mature on the earliest of (A) the date of the closing of a sale of all or substantially all of the property owned by the Partnership (the "Property") (whether effected directly or via merger or consolidation of the Partnership) but specifically excluding (i) any transfer of the Partnership Interests of the Fortune Partners to Sonesta in accordance with Paragraphs 7.1 or 7.2 of the Letter Agreement and (ii) any transfers or conveyances made in accordance with clause (y) of Paragraph 18 of the Letter Agreement, (B) five (5) years from the Effective Date, (C) the date of the closing of a sale of all or any portion of the partnership interests owned by one or more partners in the Partnership (whether effected directly or via merger or consolidation of the Partnership or via the sale of all or substantially all of the equity interests in Sonesta Beach Resort Limited Partnership, Florida Sonesta Corporation or via  the entering into by the Partnership of a joint venture or similar arrangement pursuant to which a third party or parties obtain(s) more than a de minimis direct or indirect interest in the Property) but specifically excluding (i) any transfer of the Partnership Interests of the Fortune Partners to Sonesta in accordance with Paragraphs 7.1 or 7.2 of the Letter Agreement and (ii) any transfers or conveyances made in accordance with clause (y) of Paragraph 18 of the Letter Agreement, (D) the date of the closing of a refinance of the Partnership's indebtedness (the "HSBC Indebtedness") owed to HSBC Realty Credit Corporation (USA) ("HSBC") pursuant to that certain Loan Agreement dated as of April 19, 2005, as amended, and entered into by and between HSBC and the Partnership, or (E) the date of admission of one or more partner(s) in the Partnership subsequent to the Effective Date (the earliest of such dates referred to as the "Maturity Date"). Notwithstanding anything to the contrary contained herein, in the event Sonesta exercises the Buy-Out Option pursuant to Section 7.2 of the Letter Agreement, the time period provided in (B) above shall be reduced to twelve (12) months after the Effective Date.

2. Principal Amount. The principal amount of this Note shall be One Million Five Hundred Thousand Dollars ($1,500,000.00); provided however that in the event the Maturity Date is the date described in clause (A) of Section 1 or clause (C) of Section 1, the principal amount of this Note shall be increased by an "Additional Amount" which shall be determined by reference to the gross sales price ("GSP") of the Property or the partnership interests, as applicable, as follows:

GSP	Additional Amount
less than $87.5 million	$0
$87.5 million up to but less than $95 million	$250,000
$95 million or more	$500,000

For purposes of the Note, the GSP of the Property shall equal the sum of the cash and fair market value of any property received in the sale transaction, any portion of the purchase price to be paid subsequent to the closing of the sale transaction, including the face amount of any promissory notes received in the sale transaction and the face amount of any and all liabilities of the Partnership assumed by the purchaser upon the closing of the sale transaction. In calculating the GSP, closing costs shall be allocated in conformity with the standard of practice for similar commercial transactions in Miami-Dade County Florida. Notwithstanding anything to the contrary contained herein, if Sonesta Beach Resort Limited Partnership, Florida Sonesta Corporation, or Sonesta International Hotels Corporation, or any of their affiliates owns any direct or indirect interest in the purchaser of the Property or the partnership interests subsequent to the closing of the sale transaction, the principal amount of this Note shall be One Million Five Hundred Thousand Dollars ($1,500,000.00) plus an "Additional Amount" which shall be determined by reference to the gross fair market value ("GFMV") of the Property or the partnership interests, as applicable, as follows:

GFMV	Additional Amount
less than $87.5 million	$0
$87.5 million up to but less than $95 million	$250,000
$95 million or more	$500,000

The GFMV shall be equal to the "Appraised Value" of the Property determined as follows: each of (i) Sonesta on the one hand, and (ii) Holder on the other hand, shall choose an M.A.I. appraiser with no prior relationship with the parties or their respective affiliates, to furnish a written appraisal setting forth the GFMV of the Property as of the Maturity Date, both of whom shall be paid for by the Partnership.  The appraisers selected by the parties shall have at least fifteen (15) years experience with appraisal of properties similar to the Property in the Southeast United States.  The determination of the GFMV of the Property by the appraisers so selected shall be in writing and in the event the two appraisals of the GFMV of the Property vary by less than ten percent (10%), the GFMV of the Property shall be the average of the two appraisals.  If the GFMV of the Property as set forth in the two appraisals vary by more than ten percent (10%), a third appraisal shall be performed by an M.A.I. appraiser selected by the two appraisers described above possessing the qualifications described above ("Third Appraisal"), and the GFMV of the Property shall be the average of the Third Appraisal and whichever of the other two appraisals of GFMV is closest in value to the Third Appraisal.  The cost of the Third Appraisal shall be paid for by the Partnership.

3. Interest and Default Rate.  Unless and until the occurrence of an Event of Default (as such term is defined below), the principal amount of this Note shall not bear interest.  Upon the occurrence of an Event of Default interest shall accrue under this Note on the outstanding principal balance at the interest rate of eighteen percent (18%) per annum compounded monthly (the "Default Rate"). The occurrence of any one or more of the following events, circumstances, or conditions shall constitute a default hereunder ("Event of Default"):  (a) failure of Borrower (which term shall mean and include Borrower and/or each borrower, endorser, surety, and guarantor of this Note) to pay to Holder  within five (5) days of the due date (whether at scheduled maturity, upon acceleration or otherwise) any installment of principal or of interest due under this Note or any fees owing to Holder; (b) Borrower makes a general assignment for the benefit of creditors; (c) a receiver, custodian, liquidator, trustee or like officer of Borrower is appointed to take custody, possession or control over any property and such appointment is not discharged within sixty (60) days thereafter; (d) proceedings are instituted by or against Borrower under any bankruptcy code or act or insolvency law and such proceedings remain undismissed for a period of sixty (60) days thereafter; or (e) the Partnership receives a notice of acceleration of the HSBC Indebtedness following a default by the Partnership thereunder and delivers such notice promptly upon receipt to Holder. At any time after the occurrence of an Event of Default, the indebtedness evidenced by this Note and/or any note(s) or other obligation(s) which may be taken in renewal, extension, substitution, or modification of all or any part of the indebtedness evidenced hereby or thereby and all other obligations of Borrower to Holder howsoever created shall, at the option of Holder, immediately become due and payable without demand upon or notice to Borrower, and Holder shall be entitled to exercise all remedies available at law.  Any failure to exercise this option of acceleration shall not constitute a waiver of the right to exercise the same at any future time or for any other event.  Holder's remedies contained in this Note shall be cumulative and concurrent, and may be pursued singly, successively, or together at the sole discretion of Holder, and may be exercised as often as occasion therefor shall occur.

4. Prepayment.  Maker hereby reserves the right to prepay the Indebtedness in whole, or in part, at any time without penalty or premium.

5. Enforcement Costs. If this Note is not paid promptly in accordance with its terms and is placed in the hands of an attorney for collection or if suit be instituted on this Note, and as often as this Note is placed in the hands of an attorney for collection and as often as suit is filed to collect this Note, Maker agrees to pay, in addition to the unpaid principal balance and all accrued and unpaid interest, if any, reasonable attorneys' fees and paralegal fees through all tribunal levels, plus all costs and expenses of collection together with all other expenses in connection therewith, and interest on any judgment obtained by Holder at the Default Rate, including interest at the Default Rate from and after the date of the occurrence of such Event of Default until actual payment is made to Holder of the full amount due Holder.

6. General Provisions.

(a) Extensions and Renewals.  Without notice and without releasing the liability of a party, Holder may: (i) grant extensions, renewals and indulgences from time to time and for any term or terms; and (ii) add or release one or more parties without releasing any other party to this Note.

(b) Waiver.  Maker waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Holder.  Maker consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Holder with respect to the payment or other provisions of this Note, and agree that additional borrowers, endorsers, guarantors or sureties may become parties hereto without notice to them or affecting its liability.

(c) Delay.  No delay or omission of Holder to exercise any right, power or remedy accruing under or pursuant to this Note, at law, in equity, or otherwise, shall exhaust or impair any such right, power or remedy or shall be construed to waive any such right, power or remedy.  Every right, power and remedy of Holder created under this Note may be exercised from time to time and as often as may be deemed expedient by Holder in its sole discretion.  No right, power or remedy conferred upon or reserved to Holder is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given under this Note or under any other instrument executed in connection with this Note or now or hereafter existing at law, in equity, or otherwise.  No obligation of Maker under this Note shall be deemed waived by any course or pattern of conduct by any party and Holder acknowledges that it would be unreasonable of Maker to rely on any such conduct, or any oral statements, for any such purpose.

(d) Usury.  If Holder shall ever receive, as interest or otherwise, an amount which would exceed the highest lawful rate of interest, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing or on account of any other principal indebtedness of Maker to Holder and not to the payment of interest or, if such excessive interest exceeds the unpaid balance of principal and such other indebtedness, such excess shall be refunded to Maker.

(e) Severability.  If any provision of this Note shall be deemed unenforceable under applicable law, such provision shall be ineffective, but only to the extent of such unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Note.

(f) Writing.  No amendment, modification, waiver or discharge of this Note, or any provision of this Note, shall be valid or effective unless in writing and signed by Holder.

(g) Binding on Successors.  This Note and all provisions hereof shall be binding upon Maker and all persons claiming under or through Maker, and shall inure to the benefit of Holder, together with its successors and assigns, including each owner and holder from time to time of this Note.

(h) Time of Essence.  Time is of the essence as to all dates set forth herein.

(i) Governing Law; Severability.  This Note shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Florida (without regard to conflicts of law  principles), and any applicable laws of the United States of America. Maker agrees that jurisdiction and venue of any dispute arising from this Note shall be Miami-Dade County, Florida.

(j) WAIVER OF TRIAL BY JURY.  MAKER KNOWINGLY (AFTER CONSULTATION WITH MAKER'S COUNSEL), VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS NOTE, OR THE TRANSACTIONS OR OBLIGATIONS UNDER WHICH THIS NOTE WAS DELIVERED, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY RELATING TO THIS NOTE.  MAKER ACKNOWLEDGES THAT THE PROVISIONS OF THIS PARAGRAPH ARE A MATERIAL INDUCEMENT TO HOLDER'S ACCEPTANCE OF THIS NOTE.

   (k)             No Offset.  No amounts due or owing under this Note may be offset by or against any amounts due Maker by Holder.

  (l)            Notice Of Defaults Under HSBC Indebtedness.  In the event Borrower receives written notice from HSBC alleging a default under or in connection with the HSBC Indebtedness, Borrower shall promptly provide a copy of said notice to Holder.

   (m)             Power and Authority.  Maker hereby represents and warrants that the individual executing this Note on behalf of Maker is duly authorized to execute  and deliver this Note and to perform the obligations hereunder on behalf of Maker and to bind Maker to its agreements herein and that this Note is enforceable against Maker in accordance with its terms.

[SIGNATURES TO FOLLOW ON NEXT PAGE]

Maker has delivered this Note as of the Effective Date.

MAKER:

SBR-FORTUNE ASSOCIATES, LLLP
a Florida limited liability limited partnership

By:	FLORIDA SONESTA CORPORATION, a Florida corporation, as successor General Partner

By:
Peter J. Sonnabend
Vice President

Exhibit "C"

           EXECUTION COPY

RELEASE AND INDEMNIFICATION AGREEMENT

This Release and Indemnification Agreement ("Agreement") is made and entered into as of ________, __ 20__ (the "Effective Date") by and among Fortune KB GP, LLC, a Florida limited liability company ("Fortune GP"), Fortune KB, LLC, a Florida limited liability company, ("Fortune LP" and together with Fortune GP, the "Fortune Partners") Edgardo Defortuna, an individual ("Defortuna"), SBR-Fortune Associates, LLLP, a Florida limited liability limited partnership ("Partnership") and Sonesta Beach Resort Limited Partnership, a Delaware limited partnership ("Sonesta Beach" and together with the Partnership, the "Releasing Parties").

WHEREAS, Sonesta Beach and the Fortune Partners are all of the partners in the Partnership, pursuant to the Agreement of Limited Liability Limited Partnership of SBR-Fortune Associates, LLLP dated as of January 17, 2005, as amended by that certain First Amendment to Agreement of Limited Liability Limited Partnership of SBR-Fortune Associates, LLLP dated as of February 25, 2005, and by that certain Second Amendment to Agreement of Limited Liability Limited Partnership of SBR-Fortune Associates, LLLP dated as of March 2, 2005, and by that certain Third Amendment to Agreement of Limited Liability Limited Partnership of SBR-Fortune Associates, LLLP dated as of April 15, 2005, and by that certain letter agreement (the “Letter Agreement ”), among Fortune GP, Fortune LP and Sonesta Beach, dated as of June __, 2009 (collectively, the "Partnership Agreement"); (all terms appearing herein in initial capitalized letters but not otherwise defined herein shall have the meanings ascribed thereto in the Partnership Agreement);

WHEREAS, Sonesta Beach has exercised either its "Forced Sale Option" or its "Buy Out Option" under and pursuant to the terms of the Letter Agreement (the exercise of either such option referred to as a "Sonesta Initiated Event");

WHEREAS, subject to the terms of this Agreement, the Releasing Parties have agreed to release the Fortune Partners from all of their obligations under the Partnership Agreement as more particularly described herein, and, to release Defortuna from all of his individually guaranteed obligations under the Partnership Agreement, including but not limited to those obligations set forth in Sections 4.4(a)(4), 4.4(c)(3), 7.2 and 8.6(e) of the Partnership Agreement; and

WHEREAS, subject to the terms of this Agreement, the Releasing Parties have agreed that upon the occurrence of a Sonesta Initiated Event, they shall make certain efforts as more particularly described below to cause HSBC Realty Credit Corporation (USA) ("HSBC") to release Defortuna from any and all liabilities and obligations (the "HSBC Release") arising under or related to that certain Loan Agreement entered into by and between HSBC and the Partnership as of April 19, 2005, as amended to the date hereof (such indebtedness, the "HSBC Indebtedness"), and if such efforts fall short of obtaining the HSBC Release, to indemnify Defortuna from any and all liabilities and obligations arising under or related to the HSBC Indebtedness;

NOW THERFORE, in consideration of the mutual promises and other consideration, the value of which is hereby acknowledged, it is agreed by and between the parties as follows:

1. Recitals.  The foregoing preliminary statements are true and correct and incorporated herein by reference

2. Partnership Agreement Release.  Effective as of the Effective Date, the Releasing Parties, on their own behalf and on behalf of their Affiliates, hereby unconditionally and irrevocably release, remise, acquit, waive and discharge the Fortune Partners and Defortuna of and from any and all actual or potential rights, damages, demands, liabilities, obligations, actions, causes of action, suits, losses, costs and expenses, whether direct or indirect, contingent or consequential, liquidated or unliquidated, known or unknown, suspected or unsuspected that any of the Releasing Parties might have against the Fortune Partners and/or Defortuna, of whatever kind or nature, whether in law, equity, or otherwise, from the beginning of the world to the Effective Date arising out of, under or attributable to the Partnership Agreement, including but not limited to those certain obligations set forth in Sections 4.4(a)(4), 4.4(c)(3), 7.2 and 8.6(e) of the Partnership Agreement, but specifically excluding matters arising out of the gross negligence,  willful misconduct or fraud of the Fortune Partners and/or Defortuna.  Effective as of the Effective Date, the Fortune Partners and Defortuna, on their own behalf and on behalf of their Affiliates, hereby unconditionally and irrevocably release, remise, acquit, waive and discharge the Releasing Parties of and from any and all actual or potential rights, damages, demands, liabilities, obligations, actions, causes of action, suits, losses, costs and expenses, whether direct or indirect, contingent or consequential, liquidated or unliquidated, known or unknown, suspected or unsuspected that any of the Fortune Partners and Defortuna might have against the Releasing Parties, of whatever kind or nature, whether in law, equity, or otherwise, from the beginning of the world to the Effective Date arising out of, under or attributable to the Partnership Agreement, but specifically excluding matters arising out of the gross negligence,  willful misconduct or fraud of any one or more of the Releasing Parties.

3. Partnership Agreement Indemnification.  The Releasing Parties jointly and severally agree to, shall and hereby indemnify and hold harmless the Fortune Partners and Defortuna, of, from and against any and all liabilities, costs, losses, expenses, claims or damages of any kind or nature, including, without limitation, any suits, proceedings, claims or demands  (including, but not limited to, attorneys' fees and costs paid or incurred in connection therewith at both trial and appellate levels) incurred or arising by reason of or in connection with any third party claims brought against any of the Releasing Parties, the Fortune Partners or Defortuna, relating to the Partnership or the Partnership Agreement.  Attached as Exhibit A is a list of all of the claims for which Fortune GP has received written notice or has actual knowledge of as of the Effective Date ("Noticed Claims").  The Fortune Partners and Defortuna each hereby represent and warrant to the Releasing Parties, that, to the best knowledge of the Fortune Partners and Defortuna, the schedule of Noticed Claims attached as Exhibit A hereto is true, accurate and complete.

4. HSBC Indebtedness Guarantee.  As of the effective date of a Sonesta Initiated Event, the Partnership shall take commercially reasonable efforts to cause HSBC to issue the HSBC Release to Defortuna; it being agreed that the Releasing Parties shall be under no obligation to undertake litigation in order to obtain the HSBC Release. The Partnership shall take all steps necessary to cause the HSBC Release to be delivered to the Fortune Partners and Defortuna on the earlier to occur of (i) twelve (12) months after the Effective Date, or (ii) the maturity date of the HSBC Indebtedness (as extended, if applicable) (the earlier of such dates the "Mandatory Release Date")

5. HSBC Indebtedness Indemnification. In the event of a Sonesta Initiated Event, from and after the Effective Date and continuing through and until the effective date of the HSBC Release, Sonesta Beach and the Partnership jointly and severally agree to, shall and hereby indemnify and hold harmless the Fortune Partners and Defortuna, of, from and against any and all obligations, liabilities, costs, losses, expenses, claims or damages of any kind or nature, whether direct or indirect, contingent or consequential, liquidated or unliquidated, known or unknown, suspected or unsuspected that HSBC might have against the Fortune Partners and/or Defortuna, of whatever kind or nature, whether in law, equity, or otherwise, from the beginning of the world to the effective date of the HSBC Release arising out of, under or attributable to the HSBC Indebtedness.  In addition, from and after the Effective Date and continuing through and until the effective date of the HSBC Release, the Releasing Parties shall act in good faith, shall keep the HSBC Indebtedness current and shall use commercially reasonable efforts to avoid taking any actions which could give rise to liability of the Fortune Partners and/or Defortuna under or in respect of the HSBC Indebtedness.

6. Affiliate.  For purposes of this Agreement, the term "Affiliate" means with respect to any Person, a Person directly or indirectly controlling or controlled by or under common control with such Person.  "Person" means an individual, corporation, partnership, business trust, limited liability company, unincorporated association, joint stock company, trust, joint venture, or other entity or organization.

7. Representations and Warranties.  Each party hereto hereby represents and warrants that the individual executing this Agreement on behalf of such party is duly authorized to execute, deliver and perform this Agreement on behalf of such party and to bind such party to its agreements herein and that this Agreement is enforceable against such party in accordance with its terms.

8. Entire Agreement; Amendments.  This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements, promises and understandings, whether oral or written regarding the release and indemnification of the Fortune Partners and Defortuna.  This Agreement shall not be modified, amended, supplemented or revised, except by a written document signed by all parties.

9. Governing Law/Venue.  This Agreement shall be governed by and construed in accordance with the local laws of the State of Florida without reference to that state's rules regarding choice of law.  The exclusive venue for all actions or disputes relating to this Agreement shall be the state or federal courts located in Miami-Dade County in the State of Florida, and the Parties hereby agree not to assert, by way of motion, as a defense, or otherwise in any such suit, action or proceeding that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced by such courts.

10. Severability.  Any provision of this Agreement, which is unenforceable in any jurisdiction, shall be ineffective in such jurisdiction to the extent of such unenforceability without invalidating the remaining provisions of this Agreement, and any unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11. No Waiver.  The waiver of any breach or default of any of the terms, provisions or covenants of this Agreement shall not be deemed to be, nor shall the same constitute, a waiver of any subsequent breach or default of such term, provision or covenant or of any other term, provision or covenant contained herein.

12. Counterparts.  This Agreement may be executed in several counterparts and all so executed shall constitute one agreement binding on all of the parties, notwithstanding that all of the parties are not signatory to the original or the same counterpart.  In addition, any counterpart signature page may be executed and delivered by facsimile or portable document format ("PDF") and any such faxed or PDF signature pages may be attached to one or more counterparts of this Agreement, and such faxed or PDF signature(s) shall have the same force and effect as if original signatures had been executed and delivered in person.

13.           No Construction Against Draftsmen.                                                                           The parties acknowledge that this is a negotiated agreement, and that in no event shall the terms of this Agreement be construed against any party on the basis that such party, or its counsel, drafted this Agreement.

[EXECUTIONS COMMENCE ON FOLLOWING PAGE]

FORTUNE GP

FORTUNE KB GP, LLC,
a Florida limited liability company

By:           Fortune International Management, Inc.,
a Florida corporation, its Manager

By: /s/ Edgardo Defortuna
Edgardo Defortuna, President

FORTUNE LP

FORTUNE KB, LLC,
a Florida limited liability company

By:           Fortune International Management, Inc.,
a Florida corporation, its Manager

By: /s/ Edgardo Defortuna
Edgardo Defortuna, President

EDGARDO DEFORTUNA

 /s/ Edgardo Defortuna

(First signature page to Release and Indemnification Agreement)

SBR-FORTUNE ASSOCIATES, LLLP
a Florida limited liability limited partnership

By:	FLORIDA SONESTA CORPORATION, a Florida corporation, as successor General Partner

By:            /s/ Peter J. Sonnabend
Peter J. Sonnabend
Vice President

SONESTA BEACH RESORT LIMITED PARTNERSHIP, a Delaware limited partnership

By:	FLORIDA SONESTA CORPORATION, a Florida corporation

By:            /s/ Peter J. Sonnabend
Peter J. Sonnabend
Vice President

(Final signature page to Release and Indemnification Agreement)

Exhibit A

         Noticed Claims

IN THE CIRCUIT COURT OF THE 11TH JUDICIAL CIRCUIT, IN AND FOR MIAMI-DADE COUNTY, FLORIDA GENERAL JURISDICTION DIVISION CASE NO. 07-15905 CA 31. JULIO A. PADILLA and CAROLINA V. TOZZI PADILLA, Plaintiffs, v. VILLAGE OF KEY BISCAYNE, Defendant, and SBR-FORTUNE ASSOCIATES, LLLP, Intervenor.

Exhibit “D”

List of HSBC Indebtedness Material Agreements and Instruments

1.	Replacement Promissory Note ($41,000,000.00).

2.	Replacement Promissory Note ($20,000,000.00).

3.	Assignment and Acceptance dated September 1, 2005 to Allied Irish Banks, p.l.c.

LOAN DOCUMENTS (Closing Date April 19, 2005)

1.	Amended and Restated Renewal Promissory Note (allonge and original notes being renewed are attached to this instrument)

2.	Assignment, Assumption and Release of Note and Mortgage

3.	Amended and Restated Mortgage, Assignment of Rents, Security Agreement and Notice of Future Advance

4.	Loan Agreement and Upfront Fee Letter

5.	Assignment of Leases and Rents

6.	UCC-1 Financing Statement (County/Fixture)

7.	UCC-1 Financing Statement (State)

8.	Guaranty of Payment (Edgardo Defortuna)

9.	Affidavit of Title

10.	Assignment of Contracts, Licenses and Permits

11.	ADA and Environmental Indemnification Agreement

12.	Loan Funding Statement

13.	Closing Statement and Loan Disbursement Approval

14.	Flood Insurance Acknowledgement

15.	Anti-Coercion Insurance Acknowledgment

16.	Side Letters Regarding Waiver of Terrorism Insurance and Mold

17.	Agreement Regarding Instructions Given by Telephone or Facsimile

18.	Requisition Authorization Statement

TITLE AND SURVEY INFORMATION

19.	Title Insurance Commitment

20.	Insured Closing Letter

21.	Property Taxes/Proof of Payment

22.	UCC-1 Searches

23.	Title Insurance Policy (Owner and Loan)

24.	Survey

25.	Closing Instruction Letter to Title Company

ZONING INFORMATION

26.	Zoning Letter issued by the City of Key Biscayne

27.	Opinion Letter of Counsel regarding Zoning and Land Use

MISCELLANEOUS

28.	Purchase Agreement/Agreement of Merger regarding Acquisition of Property

29.	Lease Agreement with Sonesta Beach Resort Limited Partnership

30.	Existing Mortgages and Related Documents Assigned to Lender

LOAN DOCUMENTS (Closing Date April 19, 2007)

1.	Promissory Note Extension and Mortgage Modification Agreement
2.	Borrower’s Representations, Warranties and Affidavit
3.	Confirmation of Guaranty
4.	Loan Extension Settlement Statement
5.	Borrower’s Counsel Legal Opinion
6.	Marked-Up Commitment to Endorse
7.	Endorsement No. 1 to the Title Insurance Policy issued by Title Company (P/C) and Borrower’s Title Affidavit

LOAN DOCUMENTS (Closing Date October 19, 2007)

1.	Second Promissory Note Extension and Mortgage Modification Agreement
2.	Amendment to Loan Agreement
3.	Borrower’s Representation, Warranties and Affidavit
4.	Second Confirmation and Modification of Guaranty
5.	Loan Extension Settlement Statement
6.	Borrower’s Counsel Legal Opinion
7.	Marked-Up Commitment to Endorse
8.	Title Affidavit
9.	Endorsement No. 2 to the Title Insurance Policy issued by Title Company (P/C)

LOAN DOCUMENTS (Closing Date: January 16, 2009)
________________________________________________________

1.	Third Promissory Note Extension and Mortgage Modification Agreement recorded January 27, 2009, in Official Records Book 26730, Page 3050, Miami-Dade County Public Records.

2.	Loan Extension Settlement Statement

3.	Second Amendment to Loan Agreement

4.	Borrower’s Representations, Warranties and Affidavit

5.	Third Confirmation and Modification of Guaranty

6.	Borrower’s Title Affidavit

7.	Endorsement No. 3 to Loan Policy No. FA-M-960776

Exhibit "E"

FINAL FORM

CONFIDENTIALITY AGREEMENT

June __, 2009

[Proposed 3rd Party Lender]

Ladies and Gentlemen:

In connection with the proposed making of a loan (the “Loan”) from you to SBR-Fortune Associates, LLLP, a Florida limited liability limited partnership (the “Partnership”), the Partnership proposes to furnish you with certain documents and information related to the Partnership and its affiliates (herein collectively referred to as the “Confidential Information”).  Confidential Information includes not only written information but also information transferred orally, visually, electronically or by any other means.  The fact that such information has been delivered to you, that the making of a Loan to the Partnership is under consideration, that discussions or negotiations have occurred or are occurring regarding the Loan, and the status of any such discussions or negotiations, are considered Confidential Information for purposes of this confidentiality agreement (this "Agreement").  In consideration of our furnishing you with the Confidential Information, and as a condition to such disclosure, you agree as follows:

1.	The Confidential Information will be used by you solely for the purpose of your evaluation of the desirability of making the Loan and for no other purpose.

2.
You shall keep all Confidential Information confidential and shall not, without the prior written consent of the Partnership, disclose it to anyone except to a limited group of your own employees, agents and advisors (collectively, “Representatives”) who are actually involved in evaluating, and need to know, such Confidential Information to perform the evaluation referred to above, each of whom must be advised of the confidential nature of the Confidential Information and of the terms of this Agreement and must agree to abide by such terms.  You shall be responsible for any breach of this Agreement by any of your Representatives.

3.
Upon any termination of your evaluation of the Loan or upon written notice from the Partnership to you (i) you will return to the Partnership or destroy the Confidential Information which is in tangible form, including any copies which you may have made, and you will destroy all abstracts, summaries thereof or references thereto in your documents, and you will delete all electronic or computerized information, and notify us that you have done so, and (ii) you and your Representatives will continue to maintain the confidentiality of all Confidential Information, and neither you nor your Representatives will use any of the Confidential Information with respect to, or in furtherance of, your business, any of their respective businesses, or in the business of anyone else, whether or not in competition with the Partnership, or for any other purpose whatsoever.

4.
Confidential Information includes all analyses, compilations, forecasts, reports, investigations, studies or other documents prepared by us, our representatives, you or your Representatives in connection with your evaluation of the Loan.  Confidential Information does not include any information which was publicly available prior to your receipt of such information or thereafter became publicly available (other than as a result of disclosure by you or any of your Representatives).  Information shall be deemed “publicly available” if it becomes a matter of public knowledge or is contained in materials available to the public or is obtained from any source other than the Partnership (or their respective partners, officers, directors, equity holders, employees, representatives, agents or outside advisors), provided that such source is not prohibited from disclosing such information by a legal, contractual or fiduciary obligation to the Partnership and did not obtain the information from an entity or person prohibited from disclosing such information by a legal, contractual or fiduciary obligation to the Company.

5.
You understand that we have endeavored to include in the Confidential Information those materials which we believe to be reliable and relevant for the purpose of your evaluation, but you acknowledge that neither the Partnership nor any of their respective partners, officers, directors, equity holders, employees, representatives, agents or outside advisors make any representation or warranty as to the accuracy or completeness of the Confidential Information and you agree that such persons shall have no liability to you or any of your Representatives resulting from any use of the Confidential Information.

6.
In the event that you or any of your Representatives is requested in any proceeding to disclose any of the Confidential Information, you will provide the Partnership with prompt prior notice so that the Partnership may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement.  In the event that the Partnership is unable to obtain such protective order or other appropriate remedy, you will furnish only that portion of the Confidential Information which you are advised by a written opinion of counsel is legally required, you will give the Partnership written notice of the information to be disclosed as far in advance as practicable and you will cooperate with the Partnership to obtain a protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information so disclosed.

7.	Without impairing any other provision hereof, you will promptly advise the Partnership of any prohibited disclosure or other breach of this Agreement of which you become aware.

8.
You understand and agree that money damages may not be a sufficient remedy for any breach of this Agreement by you or your Representatives, and that the Partnership, and their respective partners, officers, directors, equity holders, employees, representatives, agents and advisors, shall be entitled to specific performance and/or injunctive relief as a remedy for any such breach.  Such remedy may not be deemed to be the exclusive remedy for any such breach of this Agreement, but shall be in addition to all other remedies available at law or in equity.  You further agree that no failure or delay by the Partnership, or their respective partners, officers, directors, equity holders, employees, representatives, agents or advisors, in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege under this Agreement.

9.	Nothing in this Agreement shall impose any obligation upon you or us to provide Confidential Information, consummate the Loan or to enter into any discussions or negotiations with respect thereto.

10.	This Agreement shall be governed by the laws of the State of Florida (without giving effect to any conflicts of law principles).

11.
If any provision of this Agreement is determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by applicable law.

12.
This Agreement may be executed in several counterparts and all so executed shall constitute one agreement binding on all of the parties, notwithstanding that all of the parties are not signatory to the original or the same counterpart.  In addition, any counterpart signature page may be executed and delivered by facsimile or portable document format ("PDF") and any such faxed or PDF signature pages may be attached to one or more counterparts of this Agreement, and such faxed or PDF signature(s) shall have the same force and effect as if original signatures had been executed and delivered in person.

If you are in agreement with the foregoing, please sign and return the enclosed copy of this letter which will constitute our agreement with respect to the subject matter of this letter as of the date first above written.

Very truly yours,

SBR-FORTUNE ASSOCIATES, LLLP
a Florida limited liability limited partnership

By:
Name:
Title:

AGREED TO AND ACCEPTED:

[________________________]

By: _____________________
       Name:
       Title:

EXHIBIT "8"

FINAL FORM

RELEASE AND INDEMNIFICATION AGREEMENT

This Release and Indemnification Agreement ("Agreement") is made and entered into as of ________, __ 20__ (the "Effective Date") by and among Fortune KB GP, LLC, a Florida limited liability company ("Fortune GP"), Fortune KB, LLC, a Florida limited liability company, ("Fortune LP" and together with Fortune GP, the "Fortune Partners") Edgardo Defortuna, an individual ("Defortuna"), SBR-Fortune Associates, LLLP, a Florida limited liability limited partnership ("Partnership") and Sonesta Beach Resort Limited Partnership, a Delaware limited partnership ("Sonesta Beach" and together with the Partnership, the "Releasing Parties").

WHEREAS, Sonesta Beach and the Fortune Partners are all of the partners in the Partnership, pursuant to the Agreement of Limited Liability Limited Partnership of SBR-Fortune Associates, LLLP dated as of January 17, 2005, as amended by that certain First Amendment to Agreement of Limited Liability Limited Partnership of SBR-Fortune Associates, LLLP dated as of February 25, 2005, and by that certain Second Amendment to Agreement of Limited Liability Limited Partnership of SBR-Fortune Associates, LLLP dated as of March 2, 2005, and by that certain Third Amendment to Agreement of Limited Liability Limited Partnership of SBR-Fortune Associates, LLLP dated as of April 15, 2005, and by that certain letter agreement (the “Letter Agreement ”), among Fortune GP, Fortune LP and Sonesta Beach, dated as of June 18, 2009 (collectively, the "Partnership Agreement"); (all terms appearing herein in initial capitalized letters but not otherwise defined herein shall have the meanings ascribed thereto in the Partnership Agreement);

WHEREAS, as of the Effective Date, there has been a closing pursuant to which there has been a (i) sale of the Property (whether effected directly or via a merger or consolidation of the Partnership), (ii) sale of all or substantially all of the Partnership Interests (whether effected directly or via merger or consolidation of the Partnership or via the sale of all or substantially all of the equity interests in Sonesta Beach, Florida Sonesta Corporation or via  the entering into by the Partnership of a joint venture or similar arrangement pursuant to which a third party or parties obtain(s) more than a de minimis direct or indirect interest in the Property), (iii) admission of one (1) or more persons or entities as partners in the Partnership (or the Partnership closing on a loan which contains either a conversion feature allowing the holder to acquire equity in the Partnership or provides for some level of participation by the lender in the Partnership's revenues, profits or cash flow), or (iv) the entering into by the Partnership of a joint venture or similar arrangement (any of the transactions described in (i) through (iv) are referred to as a "Triggering Transaction");

WHEREAS, subject to the terms of this Agreement, the Releasing Parties have agreed to release the Fortune Partners from all of their obligations under the Partnership Agreement as more particularly described herein, and, to release Defortuna from all of his individually guaranteed obligations under the Partnership Agreement, including but not limited to those obligations set forth in Sections 4.4(a)(4), 4.4(c)(3), 7.2 and 8.6(e) of the Partnership Agreement;

WHEREAS, subject to the terms of this Agreement, the Releasing Parties have agreed that upon the occurrence of a Triggering Transaction, they shall cause HSBC Realty Credit Corporation (USA) ("HSBC") to release Defortuna from any and all liabilities and obligations (the "HSBC Release") arising under or related to that certain Loan Agreement entered into by and between HSBC and the Partnership as of April 19, 2005, as amended to the date hereof (such indebtedness, the "HSBC Indebtedness"); and

NOW THERFORE, in consideration of the mutual promises and other consideration, the value of which is hereby acknowledged, it is agreed by and between the parties as follows:

1. Recitals.  The foregoing preliminary statements are true and correct and incorporated herein by reference

2. Partnership Agreement Release.  Effective as of the Effective Date, the Releasing Parties, on their own behalf and on behalf of their Affiliates, hereby unconditionally and irrevocably release, remise, acquit, waive and discharge the Fortune Partners and Defortuna of and from any and all actual or potential rights, damages, demands, liabilities, obligations, actions, causes of action, suits, losses, costs and expenses, whether direct or indirect, contingent or consequential, liquidated or unliquidated, known or unknown, suspected or unsuspected that any of the Releasing Parties might have against the Fortune Partners and/or Defortuna, of whatever kind or nature, whether in law, equity, or otherwise, from the beginning of the world to the Effective Date arising out of, under or attributable to the Partnership Agreement, including but not limited to those certain obligations set forth in Sections 4.4(a)(4), 4.4(c)(3), 7.2 and 8.6(e) of the Partnership Agreement, but specifically excluding matters arising out of the gross negligence,  willful misconduct or fraud of the Fortune Partners and/or Defortuna.  Effective as of the Effective Date, the Fortune Partners and Defortuna, on their own behalf and on behalf of their Affiliates, hereby unconditionally and irrevocably release, remise, acquit, waive and discharge the Releasing Parties of and from any and all actual or potential rights, damages, demands, liabilities, obligations, actions, causes of action, suits, losses, costs and expenses, whether direct or indirect, contingent or consequential, liquidated or unliquidated, known or unknown, suspected or unsuspected that any of the Fortune Partners and Defortuna might have against the Releasing Parties, of whatever kind or nature, whether in law, equity, or otherwise, from the beginning of the world to the Effective Date arising out of, under or attributable to the Partnership Agreement, but specifically excluding matters arising out of the gross negligence,  willful misconduct or fraud of any one or more of the Releasing Parties.

3. Partnership Agreement Indemnification.  The Releasing Parties jointly and severally agree to, shall and hereby indemnify and hold harmless the Fortune Partners and Defortuna, of, from and against any and all liabilities, costs, losses, expenses, claims or damages of any kind or nature, including, without limitation, any suits, proceedings, claims or demands  (including, but not limited to, attorneys' fees and costs paid or incurred in connection therewith at both trial and appellate levels) incurred or arising by reason of or in connection with any third party claims brought against any of the Releasing Parties, the Fortune Partners or Defortuna, relating to the Partnership or the Partnership Agreement.  Attached as Exhibit A is a list of all of the claims for which Fortune GP has received written notice or has actual knowledge of as of the Effective Date ("Noticed Claims").  The Fortune Partners and Defortuna each hereby represent and warrant to the Releasing Parties, that, to the best knowledge of the Fortune Partners and Defortuna, the schedule of Noticed Claims attached as Exhibit A hereto is true, accurate and complete.

4. HSBC Indebtedness Guarantee. As a condition precedent to a closing under any Triggering Transaction, there shall be an absolute obligation on the part of the Partnership to obtain the HSBC Release and deliver same to the Fortune Partners and Defortuna prior to a closing under any such Triggering Transaction.

5. Intentionally Omitted.

6. Affiliate.  For purposes of this Agreement, the term "Affiliate" means with respect to any Person, a Person directly or indirectly controlling or controlled by or under common control with such Person.  "Person" means an individual, corporation, partnership, business trust, limited liability company, unincorporated association, joint stock company, trust, joint venture, or other entity or organization.

7. Representations and Warranties.  Each party hereto hereby represents and warrants that the individual executing this Agreement on behalf of such party is duly authorized to execute, deliver and perform this Agreement on behalf of such party and to bind such party to its agreements herein and that this Agreement is enforceable against such party in accordance with its terms.

8. Entire Agreement; Amendments.  This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements, promises and understandings, whether oral or written regarding the release and indemnification of the Fortune Partners and Defortuna.  This Agreement shall not be modified, amended, supplemented or revised, except by a written document signed by all parties.

9. Governing Law/Venue.  This Agreement shall be governed by and construed in accordance with the local laws of the State of Florida without reference to that state's rules regarding choice of law.  The exclusive venue for all actions or disputes relating to this Agreement shall be the state or federal courts located in Miami-Dade County in the State of Florida, and the Parties hereby agree not to assert, by way of motion, as a defense, or otherwise in any such suit, action or proceeding that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced by such courts.

10. Severability.  Any provision of this Agreement, which is unenforceable in any jurisdiction, shall be ineffective in such jurisdiction to the extent of such unenforceability without invalidating the remaining provisions of this Agreement, and any unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11. No Waiver.  The waiver of any breach or default of any of the terms, provisions or covenants of this Agreement shall not be deemed to be, nor shall the same constitute, a waiver of any subsequent breach or default of such term, provision or covenant or of any other term, provision or covenant contained herein.

12. Counterparts.  This Agreement may be executed in several counterparts and all so executed shall constitute one agreement binding on all of the parties, notwithstanding that all of the parties are not signatory to the original or the same counterpart.  In addition, any counterpart signature page may be executed and delivered by facsimile or portable document format ("PDF") and any such faxed or PDF signature pages may be attached to one or more counterparts of this Agreement, and such faxed or PDF signature(s) shall have the same force and effect as if original signatures had been executed and delivered in person.

13.           No Construction Against Draftsmen.                                                                           The parties acknowledge that this is a negotiated agreement, and that in no event shall the terms of this Agreement be construed against any party on the basis that such party, or its counsel, drafted this Agreement.

[EXECUTIONS COMMENCE ON FOLLOWING PAGE]

FORTUNE GP

FORTUNE KB GP, LLC,
a Florida limited liability company

By:           Fortune International Management, Inc.,
a Florida corporation, its Manager

By:
Edgardo Defortuna, President

FORTUNE LP

FORTUNE KB, LLC,
a Florida limited liability company

By:           Fortune International Management, Inc.,
a Florida corporation, its Manager

By:
Edgardo Defortuna, President

EDGARDO DEFORTUNA

__________________________

(First signature page to Release and Indemnification Agreement)

SBR-FORTUNE ASSOCIATES, LLLP
a Florida limited liability limited partnership

By:
Name:
Title:

SONESTA BEACH RESORT LIMITED PARTNERSHIP, a Delaware limited partnership

By:	FLORIDA SONESTA CORPORATION, a Florida corporation

By:
Peter J. Sonnabend
Vice President

(Final signature page to Release and Indemnification Agreement)

Exhibit A

         Noticed Claims

IN THE CIRCUIT COURT OF THE 11TH JUDICIAL CIRCUIT, IN AND FOR MIAMI-DADE COUNTY, FLORIDA GENERAL JURISDICTION DIVISION CASE NO. 07-15905 CA 31. JULIO A. PADILLA and CAROLINA V. TOZZI PADILLA, Plaintiffs, v. VILLAGE OF KEY BISCAYNE, Defendant, and SBR-FORTUNE ASSOCIATES, LLLP, Intervenor.